EquiFund(R)
                               THE WRIGHT EQUIFUND
                                  EQUITY TRUST





                                    EquiFund
                                      Logo






                                  Annual Report
                             as of December 31, 1996

                               THE WRIGHT EQUIFUND
                                  EQUITY TRUST


     The Wright EquiFund Equity Trust (EquiFund) is an open-end, management investment company, known as a mutual fund, registered as a diversified investment company under the Investment Company Act of 1940, as amended. EquiFund consists of ten active and nine inactive separate and distinct non-diversified series or funds.

                              Investment Objective

     Each Fund of EquiFund seeks to enhance total investment return (consisting of price appreciation plus income) by investing in a broadly based portfolio of equity securities selected from the publicly traded companies in the National Equity Index for the nation or nations in which each Fund is permitted to invest. Only securities for which adequate public information is available and which could be considered acceptable for investment by a prudent person are included in the National Equity Indexes.

                                The Active Funds

     Wright EquiFund -- Belgium/Luxembourg Wright EquiFund -- Britain Wright EquiFund -- Germany Wright EquiFund -- Hong Kong Wright EquiFund -- Italian Wright EquiFund -- Japan Wright EquiFund -- Mexico Wright EquiFund -- Netherlands Wright EquiFund -- Nordic Wright EquiFund -- Switzerland

                               The Inactive Funds

     Wright EquiFund -- Australasia Wright EquiFund -- Austria Wright EquiFund -- Canada Wright EquiFund -- France Wright EquiFund -- Global Wright EquiFund -- International Wright EquiFund -- Ireland Wright EquiFund -- Spain Wright EquiFund -- United States




                        TABLE OF CONTENTS



     Investment Objectives..........Inside Front Cover

     Report To Shareholders......................... 1

     Wright EquiFunds
     Dividend Distributions:

       Belgium/Luxembourg........................... 7
       Britain...................................... 7
       Germany.......................................7
       Hong Kong.................................... 8
       Italian.......................................8
       Japan........................................ 8
       Mexico....................................... 9
       Netherlands.................................. 9
       Nordic....................................... 9
       Switzerland................................. 10

     Wright EquiFund -- Belgium/Luxembourg
       Portfolio of Investments.....................11

     Wright EquiFund -- Britain
       Portfolio of Investments.....................12

     Wright EquiFund -- Germany
       Portfolio of Investments.....................14

     Wright EquiFund -- Hong Kong
       Portfolio of Investments.....................15

     Wright EquiFund -- Italian
       Portfolio of Investments.....................16

     Wright EquiFund -- Japan
       Portfolio of Investments.....................17

     Wright EquiFund -- Mexico
       Portfolio of Investments.....................18

     Wright EquiFund -- Netherlands
       Portfolio of Investments.....................19

     Wright EquiFund -- Nordic
       Portfolio of Investments.....................20

     Wright EquiFund -- Switzerland
       Portfolio of Investments.....................21

     Statements of Assets & Liabilities.............22

     Statement of Operations........................25

     Statements of Changes in Net Assets............28

     Financial Highlights...........................32

     Notes to Financial Statements..................42

Report To Shareholders




Dear Shareholders :

     Global stock markets were stronger than almost anyone expected during 1996. Economic conditions were mostly positive for the financial markets last year. Moderate growth and modest inflation in the major industrial countries produced lower interest rates in most markets, the U.S. excepted, which lent support to stocks. In the United States, despite higher interest rates, stock returns averaged more than 20% in 1996, the second straight year of big advances in stock prices. Mutual funds investing in stocks took in a net $220 billion in new money; this record buying propelled the Dow Jones Industrial Average steadily higher through the year. This strength has persisted into January 1997.
     Outside the U.S., many foreign stock markets hit record highs in 1996, with strength persisting right through year end. Among the top 30 markets, Finland had the best price performance for 1996, rising 38% in dollar terms, followed by Taiwan (35%) and Hong Kong (34%). Canadian stock prices increased 25% in U.S. dollars in 1996, the best performance among the G-7 major markets; Tokyo had the worst performance in 1996, with prices dropping an average of 17% in dollar terms.
     Despite rising oil prices, inflation pressures were restrained by sluggish economic expansions, high unemployment, global competition and tight fiscal policies. Central banks generally maintained accommodating monetary policies. Consumer prices rose an average of around 2% in the G-7 countries in 1996, down from a 5% inflation rate as recently as 1990. Excluding food and fuel prices, U.S. consumer prices increased 2.6% last year, the lowest core rate of inflation in 30 years. Outside the U.S., long-term bonds averaged a total return of 8% in dollar terms during 1996.
     As 1997 began, business conditions remain mixed around the globe. The economic expansions of continental Europe and Japan are still generally in their early phases, although the vigorous growth typical of early cycle expansions remains elusive. The U.S. business expansion, on the other hand, is about to begin its seventh year. Compared with the sluggish economic recoveries in Europe and Japan, the U.S. expansion is still reasonably robust. There are few signs of excess in the U.S. economy, and the Federal Reserve appears to be disinclined toward raising interest rates, a fact which should extend the life of the business expansion. Overall, the industrial nations of the world are expected to achieve moderate economic growth averaging about 2.4% in 1997, with little risk of rising inflation.
     So far during the 1990s, the U.S. stock market has outperformed the rest of the world far more often than not. But stronger economic growth abroad and better corporate profit comparisons may shift global stock market leadership away from the U.S. during 1997. After the big investment returns in U.S. stocks during 1995-96, investors should be prepared for more modest returns and perhaps even some selling pressures in the year ahead. In the event the U.S. stock market weakens in 1997, there may be some spill-over into foreign markets. Nevertheless, with the economic fundamentals beginning to lean a little in the direction of foreign markets, investors will probably be well served in 1997-98 by a healthy allocation to quality foreign equities.
     Past performance does not guarantee future results, and investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. There are additional risks associated with international investing such as currency fluctuations and potential political instability. The paragraphs below discuss the economic, political and market factors affecting the investment performance of the Wright EquiFund Equity Trust during 1996 and prospects for the year ahead.

                                                        Sincerely,



                                                        Peter M. Donovan
                                                        President

BELGIUM/LUXEMBOURG

Real GDP increased 1.9% year over year in the third quarter of 1996, about the same rate as in the previous quarter. Investment grew at a faster rate than private consumption for the period. For the year, GDP growth is estimated at around 1.5%. The consensus forecast for 1997 is for a modest improvement in economic growth to 2%. Inflation is targeted at around 2% in 1997 as well. Belgium appears to have made progress in reducing its federal deficit last year. Preliminary numbers show that the deficit declined by about 50 billion francs or 15%, coming in at 3.4% of GDP compared to 4.1% the year before. The government expects the deficit to fall to 2.9% of GDP this year, meeting the EMU's 3.0% requirement. The FT/S&P Actuaries total return index for Belgium rose 22.2% in Belgian francs during 1996, but the franc's 7% drop against the dollar trimmed the gain to just over 13% in dollar terms. Ten-year government bond yields declined 80 basis points during 1996.


BRITAIN

Britain's economic climate was one of the strongest in Europe this past year, and business activity quickened in the fourth quarter. Growth in consumer incomes and confidence contributed to retail sales rising 3.9% in November from a year ago. Unemployment claims have dropped below two million for the first time in six years. Despite the pound's appreciation of more than 15% against the D-mark last year, the foreign trade deficit declined. The need to restock business inventories is expected to strengthen manufacturing. Overall, the consensus forecast has real GDP rising 3.5% in 1997 following an estimated 2.4% gain last year. Interest rates may rise "to contain money supply growth," according to Bank of England Governor Eddie George. Chancellor Kenneth Clarke and Governor George raised the base lending rate 25 basis points to 6.0% last October. Consumer prices increased 2.5% in the year to November, in line with the BOE target but up from 2.1% in the third quarter. The FT/S&P total return index for the U.K. rose 16% in pounds (28% in dollars) during 1996.


GERMANY

Despite Bundesbank President Hans Tietmeyer's pledge of support for the D-mark, more accommodating policies may be required in 1997 to lift the trajectory of the German economy. The IFO Institute recently issued a warning to Chancellor Kohl that economic growth will not be strong enough to push Germany's deficit down to the 3% of GDP required for European Union. (Or to reduce an unemployment rate that is stuck at 10%.) With consumer prices rising just 1.4% in the year to November, inflation is no obstacle to lower rates. During 1996, three-month interest rates fell 67 basis points to 3.0%; ten-year government bond yields dropped 25 basis points to 5.8%. Lower interest rates have encouraged construction growth, and economic activity is advancing moderately. A modest increase in real GDP growth to around 2.4% is anticipated in 1997 following 1.4% growth estimated for 1996. The FT/S&P total return index for Germany increased 27% last year; D-mark weakness against the dollar reduced the return to 18% in U.S. dollar terms.


HONG KONG

Hong Kong's consumer price inflation rate ticked up to 5.8% in November from 5.4% in October. Inflation may rise again in 1997, fueled by rising property costs. By pegging its currency to the U.S. dollar, Hong Kong's monetary authority has little leeway to use monetary policy to fight inflation. Unemployment rose slightly in November to 2.7% from 2.5% a month earlier but is expected to trend lower in 1997 as economic growth accelerates and increases the demand for labor. After four straight monthly gains, Hong Kong's stock market lost momentum in December, responding to rising U.S. interest rates. But for all of 1996, the FT/S&P Actuaries total return index for Hong Kong increased 35% in both U.S. and Hong Kong dollars. This gain made Hong Kong one of the world's strongest major markets in 1996 - despite the many unresolved matters related to its hand-over to China in July of this year. One positive development is the decision of the colony's experienced (and popular) head of the civil service to stay on in her post under the new governor appointed by China.

ITALY

Interest rate fell more than three percentage points during 1996, and the Bank of Italy may ease monetary policy further in the coming year. Consumer price inflation slowed to 3.0% in the year to November, down from 5.9% at the end of 1995, a slowing that gives the monetary authorities leeway to ease. Exports have become less competitive because of the lira's appreciation during 1996. Economic growth may also be held back by the additional fiscal restraint that may be required to narrow the government budget deficit; in 1996, the deficit came in at 7.5% of GDP. There are some positives in the economic outlook. Declining inflation has boosted real wages, which may produce a gradual increase in consumer spending. Also, the government has approved a package of incentives to promote sales of autos, home appliances and computers. Real GDP is expected to rise 1.3% in 1997 after eking out a modest increase of 0.8% last year. The FT/S&P total return index for Italy rose 11% in lira (16% in dollars) during 1996.

JAPAN

According to the OECD, "Japan should maintain its current low interest rate policy." Lower interest rates are needed to ensure continued economic recovery and support the beleaguered banking industry. The Bank of Japan's discount rate remains at a postwar low of 0.5%, and ten-year government bond yields fell 32 basis points to 2.6% during 1996. Economic activity is improving, supported by export sales; the yen's depreciation of 30% against the dollar over the past 18 months has helped Japan's export competitiveness. The foreign trade surplus has begun to rise again after declining for the past two years. Consumer spending has been stronger in anticipation of a higher consumption tax in April. Real GDP growth is expected to slow to 2.0% in 1997 from 3.8% estimated for 1996, according to the consensus forecast. But consumer confidence has been shaken by renewed weakness in the stock market, which continued into early 1997. During 1996, the FT/S&P total return index for Japan fell 16% in U.S. dollars, the weakest performance among the world's 25 top markets.


MEXICO

Mexico's economy improved significantly during 1996. Industrial production for October was a better-than-expected 15.5% above the year-earlier level, the ninth consecutive month of higher output. Construction, manufacturing and mining have all contributed to growth. Retail and wholesale activity in October was also better than expected. On the inflation front, Mexico lost some ground in December as consumer prices rose 3.2% for the month, up from 1.5% in November. December's jump reflected an increase in the minimum wage and higher fuel prices. For all of 1996, inflation eased to 28% from 52% in 1995. The central bank is aiming to get inflation down to 15% in 1997.

While Mexico's economic growth is generally expected to accelerate this year, there is still concern that unresolved problems in the banking system could undermine the recovery. The FT/S&P Actuaries total return index for Mexico increased 22% in pesos and 19% in dollars during 1996. The Mexican peso declined 2.5% in value compared to the U.S. dollar last year.

NETHERLANDS

The Dutch stock market had another a strong performance during 1996. The FT/S&P Actuaries total return index for the Netherlands increased 37% in guilders (27% in dollars); the guilder declined 8% in value compared to the U.S. dollar last year. This was the second year in a row that the index increased more than 25% in dollar terms. A continuing favorable economic environment in the Netherlands has been an important factor in its strong stock market. The OECD forecasts that the Netherlands will be one of its fastest growing members in 1997; the consensus expectation is for GDP growth of 2.8% this year, up from 2.5% estimated for 1996. At the same time, inflation remains under control, forecast at 2.3% for 1997. The unemployment rate in the Netherlands for the three months through November was 6.5%, down from 6.8% a year earlier and also below the rate in the previous three-month period. Over the course of 1996, ten-year government bond yields declined 30 basis points to 5.7%; three-month interest rates held steady last year in the 3%-3.5% range.


NORDIC MARKETS

Sweden's third-quarter GDP rose a less-than-expected 0.8% from the year-earlier level. As this was reported, the Swedish central bank cut its key repo rate to 4.1%, the latest is a series of cuts that reduced the rate by more than half during 1996. The Riksbank warned that room for further cuts was limited; although consumer prices declined 0.3% for the year through November, the bank expects inflation to pick up to 1.5% in 1997. The latest forecast from Denmark's Ministry of Economic Affairs sees inflation at 2.3% and GDP growth at 2.9% in 1997. In early January, the Norwegian central bank cut two key interest rates by half a percentage point in an attempt to rein in the krone, which had risen 1.6% against the German mark since an earlier rate cut in November. In December, Nordic equities rose for the fifth month in a row. For the full year 1996, the FT/S&P Actuaries total return index for the Nordic region rose 39.5% in local currency terms and 34.5% in dollars. Each of the four markets in the region had a good gain in dollars last year:
Sweden 39%; Finland 35%; Norway 31%; and Denmark 24%.


SWITZERLAND

Swiss GDP declined 0.7% on a year-over-year basis in the third quarter of 1996, its fifth straight quarter of decline. Corporate bankruptcies in the first 11 months of the year were 10% above the year-earlier level; unemployment is expected to reach a record 200,000 in the first quarter of 1997 as more companies close their doors. The Swiss franc's weakness during 1996 offers some hope that its exports will become more competitive and contribute to economic recovery this year. But the OECD forecasts that Switzerland will be the slowest growing of its member economies in 1997 after being the only one to shrink in 1996. The consensus estimate is for growth of about 1% this year; inflation is also expected to remain at about the 1% level. The FT/S&P Actuaries total return index for Switzerland climbed a respectable 20% in francs during the year past; the gain was reduced to less than 3% in dollar terms as the franc plunged 14% in value compared to the dollar in 1996.

THE WRIGHT EQUIFUND  EQUITY TRUST

EQUIFUND - BELGIUM/LUXEMBOURG
Growth of $10,000 invested 2/1/94* through 12/31/96

                                 Annual Total Return
                               Lst 1 Yr    Since Incept*
EquiFund - Belgium/Luxembourg    +21.0%       +14.8%
Bel 20 Index                     +12.7%       +12.0%
FT-World Ex U.S. Index            +6.5%        +5.7%
Wright Global Fiduciary          +10.7%        +7.8%

The cumulative total return of a U.S. $10,000 investment in the EQUIFUND - BELGIUM/LUXEMBOURG at inception on 2/1/94 would have grown to $14,949 by December 31, 1996.

The following plotting points are used for comparison in the total investment return mountain chart.

Date         EquiFund    Bel 20    FT-World          Wright Global
           Belgium/Lux.   Index   ex US Index     Fiduciary Equity Index

02/01/94   $10,000       $10,000    $10,000            $10,000

12/31/94   $10,281       $10,165     $9,993             $9,892
12/31/95   $12,366       $12,346    $11,037            $11,248
12/31/96   $14,949       $13,914    $11,755            $12,453



THE WRIGHT EQUIFUND  EQUITY TRUST

EQUIFUND - BRITAIN
Growth of $10,000 invested 4/30/95* through 12/31/96

                            Annual Total Return
                         Lst 1 Yr    Since Incept*
EquiFund - Britain        +26.7%       +23.3%
FT-SE-A All-Share         +27.2%       +23.9%
FT-World Ex U.S. Index    +6.5%         +7.0%
Wright Global Fiduciary  +10.7%        +10.8%

The cumulative total return of a U.S. $10,000 investment in the EQUIFUND - BRITAIN at inception on 4/30/95 would have grown to $14,201 by December 31, 1996.

The following plotting points are used for comparison in the total investment return mountain chart.

Date       EquiFund     FT SE-A        FT-World        Wright Global
            Britain  All Share Index   ex US Index   Fiduciary Equity Index

04/30/95    $10,000     $10,000         $10,000          $10,000

12/31/95    $11,200     $11,259         $10,523          $10,727
12/31/96    $14,201     $14,320         $11,207          $11,875


THE WRIGHT EQUIFUND  EQUITY TRUST

WRIGHT EQUIFUND - GERMANY
Growth of $10,000 invested 4/30/95* through 12/31/96

                             Annual Total Return
                            Lst 1 Yr     Since Incept*
EquiFund - Germany           +15.0%          +3.4%
Deutscher Aktien Index (DAX) +19.6%         +16.4%
FT-World Ex U.S. Index        +6.5%          +7.0%
Wright Global Fiduciary      +10.7%         +10.8%

The cumulative total return of a U.S. $10,000 investment in the EQUIFUND - GERMANY at inception on 4/30/95 would have grown to $10,572 by December 31, 1996.

The following plotting points are used for comparison in the total investment return mountain chart.

Date             EquiFund  Deutscher Aktien    FT-World    Wright Global
                 Germany       Index(DAX)     ex US Index   Fiduciary Index

04/30/95         $10,000       $10,000          $10,000        $10,000

12/31/95          $9,190       $10,787          $10,523        $10,727
12/31/96         $10,572       $12,896          $11,207        $11,875


THE WRIGHT EQUIFUND  EQUITY TRUST

EQUIFUND - HONG KONG
Growth of $10,000 invested 7/1/90* through 12/31/96

                                 Annual Total Return
                             Lst 1 Yr     Lst 5 yr     Since Incept*
EquiFund - Hong Kong          +28.0%        +11.9%       +10.8%
Hang Seng Index               +39.0%        +30.9%       +29.4%
FT-World ex US Index           +6.5%         +7.9%        +6.0%
Wright Global Fiduciary       +10.7%        +11.1%        +9.5%

The cumulative total return of a U.S. $10,000 investment in the EQUIFUND - HONG KONG inception on 7/1/90 would have grown to $19,515 by December 31, 1996.

The following plotting points are used for comparison in the total investment return mountain chart.

Date         EquiFund    Hang Seng     FT-World      Wright Global
            Hong Kong    Index        ex US Index   Fiduciary Index

07/01/90      $10,000    $10,000       $10,000          $10,000

12/31/90       $8,280     $9,374        $8,813           $8,559
12/31/9       $11,123    $13,861        $9,987          $10,656
12/31/92      $12,929    $18,642        $8,682          $10,497
12/31/93      $23,830    $41,893       $11,483          $13,460
12/31/94      $15,005    $29,788       $12,443          $14,358
12/31/95      $15,250    $38,336       $13,743          $16,328
12/31/96      $19,515    $53,305       $14,637          $18,076


THE WRIGHT EQUIFUND  EQUITY TRUST

WRIGHT EQUIFUND - ITALIAN
Growth of $10,000 invested 9/30/95* through 12/31/96

                                Total Return
                                Since Incept*
EquiFund - Italian                +6.7%
Banca Commerciale Italiana        +6.0%
FT-World Ex U.S. Index            +1.4%
Wright Global Fiduciary Index     +1.6%

The cumulative total return of a U.S. $10,000 investment in the EQUIFUND - ITALIAN at inception on 9/30/96 would have grown to $10,461 by December 31, 1996.

The following plotting points are used for comparison in the total investment return mountain chart.

Date         EquiFund     Banca Commerciale   FT-World      Wright Global
              Italian     Italiana            ex US Index  Fiduciary Index

09/30/96      $10,000     $10,000             $10,000         $10,000

12/31/96      $10,461     $10,599             $10,144         $10,157


THE WRIGHT EQUIFUND  EQUITY TRUST

EQUIFUND - JAPAN
Growth of $10,000 invested 2/1/94* through 12/31/96

                                  Annual Total Return
                             Lst 1 Yr     Since Incept*
EquiFund - Japan                -9.1%       -7.0%
Tokyo SE Index (TOPIX)         -16.0%       -5.0%
FT-World ex US Index            +6.5%       +5.7%
Wright Global Fiduciary        +10.7%       +7.8%

The cumulative total return of a U.S. $10,000 investment in the EQUIFUND - JAPAN at inception on 2/1/94 would have declined to $8,082 by December 31, 1996.

The following plotting points are used for comparison in the total investment return mountain chart.

Date         EquiFund      Tokyo SE           FT-World       Wright Global
               Japan       Index (TOPIX)      ex US Index   Fiduciary Index

02/01/94     $10,000         $10,000           $10,000          $10,000

12/31/94      $9,783         $10,409            $9,993           $9,892
12/31/95      $8,892         $10,244           $11,037          $11,248
12/31/96      $8,082          $8,601           $11,755          $12,453


THE WRIGHT EQUIFUND  EQUITY TRUST

EQUIFUND - MEXICO
Growth of $10,000 invested 8/1/94* through 12/31/96

                                  Annual Total Return
                             Lst 1 Year       Since Incept*
EquiFund - Mexico                +27.5%         -19.8%
Mexican Bolsa IPC Index          +18.0%         -19.9%
FT-World ex US Index              +6.5%          +6.1%
Wright Global Fiduciary          +10.7%          +9.0%

The cumulative total return of a U.S. $10,000 investment in the EQUIFUND - MEXICO at inception on 8/1/94 would have declined to $5,869 by December 31, 1996.

The following plotting points are used for comparison in the total investment return mountain chart.

Date          EquiFund      Mexican Bolsa   FT-World        Wright Global
                Mexico      IPC Index       ex US Index     Fiduciary Index

08/01/94      $10,000        $10,000         $10,000          $10,000

12/31/94       $6,909         $6,603          $9,814           $9,784
12/31/95       $4,604         $4,958         $10,837          $11,125
12/31/96       $5,869         $5,849         $11,541          $12,317


THE WRIGHT EQUIFUND  EQUITY TRUST

EQUIFUND-NETHERLANDS
Growth of $10,000 invested 7/1/90* through 12/31/96

                                        Annual Total Return
                               Lst 1 Yr   Lst 5 yr    Since Incept*
EquiFund - Netherlands          +36.6%     +14.7%       +10.1%
CBS Total Return General Index  +29.6%     +21.8%       +18.4%
FT-World ex US Index             +6.5%      +7.9%        +6.0%
Wright Global Fiduciary         +10.7%     +11.1%        +9.5%

The cumulative total return of a U.S. $10,000 investment in the EQUIFUND - NETHERLANDS at inception on 7/1/90 would have grown to $18,704 by December 31, 1996.

The following plotting points are used for comparison in the total investment return mountain chart.

Date          EquiFund    CBS Total Return  FT-World     Wright Global
            Netherlands   General Index     ex US Index  Fiduciary Index

07/01/90     $10,000      $10,000           $10,000       $10,000

12/31/90      $8,570       $9,548            $8,813        $8,559
12/31/91      $9,427      $11,197            $9,987       $10,656
12/31/92      $8,654      $11,340            $8,682       $10,497
12/31/93     $10,344      $15,636           $11,483       $13,460
12/31/94     $11,552      $17,898           $12,443       $14,358
12/31/95     $13,728      $23,150           $13,743       $16,328
12/31/96     $18,704      $30,004           $14,637       $18,076



THE WRIGHT EQUIFUND  EQUITY TRUST

EQUIFUND - NORDIC
Growth of $10,000 invested 2/1/94* through 12/31/96

                              Annual Total Return
                              Lst 1 Yr     Since Incept*
EquiFund - Nordic             +32.1%         +16.6%
FT-Nordic                     +34.5%         +21.2%
FT-World ex US Index           +6.5%          +5.7%
Wright Global Fiduciary       +10.7%          +7.8%

The cumulative total return of a U.S. $10,000 investment in the EQUIFUND - NORDIC at inception on 2/1/94 would have grown to $15,636 by December 31, 1996.

The following plotting points are used for comparison in the total investment return mountain chart.

Date        EquiFund     FT-Nordic    FT-World         Wright Global
             Nordic       Index       ex US Index     Fiduciary Index

02/01/94     $10,000     $10,000       $10,000          $10,000

12/31/94      $9,881     $10,402        $9,993           $9,892
12/31/95     $11,837     $13,011       $11,037          $11,248
12/31/96     $15,636     $17,497       $11,755          $12,453


THE WRIGHT EQUIFUND  EQUITY TRUST

EQUIFUND - SWITZERLAND
Growth of $10,000 invested 2/1/94* through 12/31/96

                              Annual Total Return
                              Lst 1 Yr     Since Incept*
EquiFund - Switzerland          +0.5%        +4.2%
FT- Actuaries Swiss Index       +2.7%       +13.2%
FT-World ex US Index            +6.5%        +5.7%
Wright Global Fiduciary        +10.7%        +7.8%

The cumulative total return of a U.S. $10,000 investment in the EQUIFUND - SWITZERLAND at inception on 2/1/94 would have grown to $11,272 by December 31, 1996.

The following plotting points are used for comparison in the total investment return mountain chart.

Date        EquiFund   FT-Actuaries      FT-World         Wright Global
           Switzerlan  Swiss Index       ex US Index     Fiduciary Index

02/01/94    $10,000      $10,000         $10,000         $10,000

12/31/94     $9,481       $9,613          $9,993          $9,892
12/31/95    $11,222      $13,982         $11,037         $11,248
12/31/96    $11,272      $14,359         $11,755         $12,453


NOTES: *: For comparison with other averages, the investment results are shown from the closest month end since each Fund's inception. The investment results of EquiFund are net of all fees and expenses including withheld dividend taxes charged to the Fund. No fees, expenses or taxes have been deducted from the other averages. The Total Investment Return is the % return of an initial U.S. $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. Past performance is not predictive of future performance.



     Dividend Distributions



                 N.A.V.    Distri-     Distri-                     Value        12 Month        5 Year           Cum.
  Period           Per     bution      bution       Shares        $1,000       Investment     Investment      Investment
  Ending          Share    $  P/S     in Shares      Owned       Investment      Return         Return          Return
                                                                                             (Annualized)    (Annualized)
----------------------------------------------------------------------------------------------------------------------------

   WRIGHT EQUIFUND -- BELGIUM/LUXEMBOURG

   2/15/94       $10.00                             100.00      $1,000.00

   Dec. 95        12.01    0.290     0.024702       102.88       1,236.62        20.28%             --          12.01%

   Jan. 96        12.54                             102.88       1,290.12        30.19%             --          13.90%
   Feb. 96        12.96                             102.88       1,333.32        29.69%             --          15.17%
   Mar. 96        12.68                             102.88       1,304.52        22.00%             --          13.35%
   Apr. 96        12.96                             102.88       1,333.32        17.63%             --          13.94%
   May  96        13.36                             102.88       1,374.48        17.51%             --          14.91%
   Jun. 96        13.34                             102.88       1,372.42        14.97%             --          14.28%
   Jul. 96        13.54                             102.88       1,392.97        15.24%             --          14.45%
   Aug. 96        13.58                             102.88       1,397.09        22.07%             --          14.07%
   Sep. 96        13.63                             102.88       1,402.23        18.97%             --          13.76%
   Oct. 96        13.96                             102.88       1,436.18        22.37%             --          14.30%
   Nov. 96        14.50                             102.88       1,491.74        27.65%             --          15.41%
   Dec. 96        13.39    1.125     0.085163       111.64       1,494.86        20.99%             --          15.01%
-----------------------------------------------------------------------------------------------------------------------------

   WRIGHT EQUIFUND -- BRITAIN

   4/20/95       $10.00                             100.00      $1,000.00

   Dec. 95        10.40    0.705     0.069322       106.93       1,111.00           --              --             --

   Jan. 96        10.40                             106.93       1,112.07           --              --             --
   Feb. 96        10.55                             106.93       1,128.11           --              --             --
   Mar. 96        10.75    0.130     0.012093       108.23       1,163.47           --              --             --
   Apr. 96        10.87                             108.23       1,176.46        17.76%             --             --
   May  96        10.91                             108.23       1,180.79        15.65%             --          16.08%
   Jun. 96        10.90                             108.23       1,179.71        14.31%             --          14.81%
   Jul  96        10.72                             108.23       1,160.18         5.57%             --          12.29%
   Aug. 96        11.20                             108.23       1,212.12        11.10%             --          15.12%
   Sep. 96        11.43                             108.23       1,237.02        10.84%             --          15.82%
   Oct  96        12.18                             108.23       1,318.18        17.49%             --          19.74%
   Nov. 96        12.57                             108.23       1,360.39        25.27%             --          20.99%
   Dec. 96         9.09    3.650     0.410540       154.98       1,408.77        23.75%             --          22.33%
-----------------------------------------------------------------------------------------------------------------------------

   WRIGHT EQUIFUND -- GERMANY

   4/19/95       $10.00                             100.00      $1,000.00

   Dec. 95         9.24    0.050     0.005501       100.55         929.08           --              --             --

   Jan. 96         9.45                             100.55         950.20           --              --             --
   Feb. 96         9.63                             100.55         968.30           --              --             --
   Mar. 96         9.51                             100.55         956.23           --              --             --
   Apr. 96         9.19                             100.55         924.05        -8.60%             --             --
   May  96         9.65                             100.55         970.31        -5.06%             --          -2.66%
   Jun. 96         9.94                             100.55         999.47        -3.80%             --          -0.04%
   Jul. 96         9.82                             100.55         987.40        -8.49%             --          -0.98%
   Aug. 96        10.00                             100.55       1,005.50        -0.15%             --           0.40%
   Sep. 96        10.06                             100.55       1,011.53        -0.24%             --           0.79%
   Oct. 96        10.13                             100.55       1,018.57         5.88%             --           1.21%
   Nov. 96        10.48                             100.55       1,053.76        15.04%             --           3.29%
   Dec. 96        10.63                             100.55       1,068.85        15.04%             --           3.99%
--------------------------------------------------------------------------------------------------------------------------------



   WRIGHT EQUIFUND -- HONG KONG

   6/28/90       $10.00                             100.00      $1,000.00

   Dec. 95        13.03    0.200     0.015522       117.04       1,525.03         1.63%          12.99%          7.98%

   Jan. 96        14.31                             117.04       1,674.84        21.82%          13.63%          9.68%
   Feb. 96        14.22                             117.04       1,664.31        11.00%          11.04%          9.41%
   Mar. 96        13.82                             117.04       1,617.49         7.22%           9.96%          8.73%
   Apr. 96        13.89                             117.04       1,625.69         9.52%          10.43%          8.69%
   May  96        14.24                             117.04       1,666.65         3.67%          10.73%          9.02%
   Jun. 96        13.99                             117.04       1,637.39         6.03%          10.41%          8.57%
   Jul. 96        13.59                             117.04       1,590.59         1.03%           7.77%          7.93%
   Aug. 96        14.08                             117.04       1,647.94         7.35%           8.64%          8.44%
   Sep. 96        14.85                             117.04       1,738.06        11.63%           9.93%          9.25%
   Oct. 96        15.41                             117.04       1,803.61        16.79%          10.91%          9.76%
   Nov. 96        16.59                             117.04       1,941.72        28.51%          11.65%         10.90%
   Dec. 96        16.47    0.200     0.012369       118.49       1,951.53        27.96%          11.90%         10.83%
---------------------------------------------------------------------------------------------------------------------------------

   WRIGHT EQUIFUND -- ITALIAN

   9/9/96        $10.00                             100.00      $1,000.00


   Sep. 96        10.20                             100.00       1,020.00           --              --           2.00%
   Oct. 96         9.85                             100.00         985.00           --              --          -1.50%
   Nov. 96        10.50                             100.00       1,050.00           --              --           5.00%
   Dec. 96        10.67                             100.00       1,067.00           --              --           6.70%
---------------------------------------------------------------------------------------------------------------------------------

   WRIGHT EQUIFUND -- JAPAN

   2/14/94       $10.00                             100.00      $1,000.00

   Dec. 95         8.78                             101.28         889.24        -9.11%             --          -6.07%

   Jan. 96         8.66                             101.28         877.08        -8.36%             --          -6.47%
   Feb. 96         8.60                             101.28         871.01        -3.04%             --          -6.55%
   Mar. 96         8.70                             101.28         881.14        -7.25%             --          -5.78%
   Apr. 96         9.37                             101.28         948.99        -3.10%             --          -2.35%
   May  96         8.98                             101.28         909.49        -0.77%             --          -4.06%
   Jun. 96         9.14                             101.28         925.70         4.10%             --          -3.20%
   Jul  96         8.95                             101.28         906.41        -0.56%             --          -3.92%
   Aug. 96         8.44                             101.28         854.76        -2.65%             --          -5.98%
   Sep. 96         8.69                             101.28         880.08         1.05%             --          -4.75%
   Oct. 96         8.07                             101.28         817.29        -4.16%             --          -7.17%
   Nov. 96         8.23                             101.28         833.50        -4.08%             --          -6.31%
   Dec. 96         7.98                             101.28         808.21        -9.11%             --          -7.13%
---------------------------------------------------------------------------------------------------------------------------------

   WRIGHT EQUIFUND -- MEXICO

   8/02/94       $10.00                             100.00      $1,000.00

   Dec. 95         4.22                             109.09         460.36       -33.37%             --         -42.25%

   Jan. 96         4.80                             109.09         523.63         2.32%             --         -35.08%
   Feb. 96         4.47                             109.09         487.63        22.29%             --         -36.58%
   Mar. 96         4.97                             109.09         542.18        38.83%             --         -30.81%
   Apr. 96         5.20                             109.09         567.27        22.07%             --         -27.75%
   May  96         5.30                             109.09         578.18        28.02%             --         -25.89%
   Jun. 96         5.14                             109.09         560.72        15.25%             --         -26.12%
   Jul. 96         4.88                             109.09         532.36        -1.41%             --         -27.08%
   Aug. 96         5.38                             109.09         586.90         5.28%             --         -22.59%
   Sep. 96         5.42                             109.09         591.26        11.75%             --         -21.57%
   Oct. 96         4.97                             109.09         542.17        24.56%             --         -23.84%
   Nov. 96         5.27                             109.09         574.90        30.12%             --         -21.15%
   Dec. 96         5.38                             109.09         586.90        27.49%             --         -19.80%
--------------------------------------------------------------------------------------------------------------------------------

   WRIGHT EQUIFUND -- NETHERLANDS

   6/28/90       $10.00                             100.00      $1,000.00

   Dec. 95         8.59    0.960     0.112751       159.44       1,369.59        18.84%           9.88%          5.93%

   Jan. 96         8.99                             159.44       1,433.37        23.17%          10.25%          6.66%
   Feb. 96         9.39                             159.44       1,497.14        22.93%          10.01%          7.39%
   Mar. 96        10.11                             159.44       1,611.94        28.28%          12.09%          8.66%
   Apr. 96        10.08                             159.44       1,607.16        25.32%          11.78%          8.48%
   May  96        10.44                             159.44       1,664.55        27.38%          13.14%          9.00%
   Jun. 96        10.41                             159.44       1,659.77        22.71%          14.30%          8.82%
   Jul. 96        10.34                             159.44       1,648.62        19.36%          13.12%          8.57%
   Aug. 96        10.66                             159.44       1,699.64        29.36%          14.04%          8.98%
   Sep. 96        10.84                             159.44       1,728.34        26.44%          13.76%          9.15%
   Oct. 96        10.88                             159.44       1,734.71        26.24%          14.07%          9.09%
   Nov. 96        11.46                             159.44       1,827.19        36.83%          15.16%          9.85%
   Dec. 96         8.97    2.610     0.307783       208.51       1,870.33        34.81%          14.69%         10.11%
---------------------------------------------------------------------------------------------------------------------------------

   WRIGHT EQUIFUND -- NORDIC

   2/14/94       $10.00                             100.00      $1,000.00

   Dec. 95        11.33    0.050     0.004537       104.48       1,183.76        19.80%             --           9.31%

   Jan. 96        11.42                             104.48       1,193.16        21.65%             --           9.33%
   Feb. 96        11.99                             104.48       1,252.72        24.94%             --          11.56%
   Mar. 96        12.18                             104.48       1,272.57        30.16%             --          11.90%
   Apr. 96        12.50                             104.48       1,306.00        23.23%             --          12.74%
   May  96        12.71                             104.48       1,327.94        26.16%             --          13.06%
   Jun. 96        13.08                             104.48       1,366.60        26.46%             --          13.94%
   Jul. 96        12.68                             104.48       1,324.79        15.06%             --          12.02%
   Aug. 96        13.22                             104.48       1,381.21        24.34%             --          13.43%
   Sep. 96        13.51                             104.48       1,411.50        20.74%             --          13.92%
   Oct. 96        14.00                             104.48       1,462.70        26.58%             --          14.95%
   Nov. 96        14.53                             104.48       1,518.07        30.44%             --          16.00%
   Dec. 96        14.78    0.180     0.012544       105.79       1,563.58        32.09%             --          16.68%
--------------------------------------------------------------------------------------------------------------------------------

 WRIGHT EQUIFUND -- SWITZERLAND

   2/14/94       $10.00                             100.00      $1,000.00

   Dec. 95        11.10    0.050     0.004575       101.00       1,122.11        18.35%             --           6.34%

   Jan. 96        10.68                             101.00       1,078.68        14.50%             --           3.94%
   Feb. 96        11.10                             101.00       1,121.11        13.78%             --           5.77%
   Mar. 96        11.54                             101.00       1,165.54        12.88%             --           7.48%
   Apr. 96        11.38                             101.00       1,149.38         9.50%             --           6.51%
   May  96        11.33                             101.00       1,144.33         3.75%             --           6.06%
   Jun. 96        11.67                             101.00       1,178.67         4.67%             --           7.17%
   Jul. 96        11.35                             101.00       1,146.40         3.28%             --           5.71%
   Aug. 96        11.67                             101.00       1,178.72        11.23%             --           6.68%
   Sep. 96        11.27                             101.00       1,138.32         1.90%             --           5.06%
   Oct. 96        11.12                             101.00       1,123.17        -0.44%             --           4.38%
   Nov. 96        11.39                             101.00       1,150.44         5.46%             --           5.15%
   Dec. 96        10.85    0.310     0.028545       103.88       1,127.18         5.38%             --           4.25%
---------------------------------------------------------------------------------------------------------------------------------

Wright EquiFund -- Belgium/Luxembourg
Portfolio of Investments as of December 31, 1996




  Shares   Description                              Value

---------------------------------------------------------------------------


BEVERAGES -- 2.1%
  51,520   Quilmes Industries S.A.             $    412,160
                                                 ----------


CHEMICALS -- 7.3%
   1,490   Solvay Et Cie `A' Npv                $   912,331
   1,150   Tessenderlo Chemie                       493,901
                                                 ----------
                                                $ 1,406,232
                                                 ----------


CONSTRUCTION -- 3.4%
   7,120   Cimenteries Cbr Cementbed            $   647,487
                                                 ----------



DIVERSIFIED -- 4.6%
     340   Ucb Sa                               $   886,318
                                                 ----------



ELECTRONICS -- 3.3%
   3,620   Barco N.V. (Industries)              $   625,309
                                                 ----------



FINANCIAL -- 14.2%
   4,200   Banque Bruxelles Lambert Ord         $   890,983
   2,510   Generale De Banque Sa                    899,975
   2,820   Kredietbank Npv                          924,459
                                                 ----------
                                                $ 2,715,417
                                                 ----------


OIL, GAS & COAL - 6.0%
   3,630   Petrofina Sa Npv                     $ 1,155,668
                                                 ----------



REAL ESTATE & OTHER FINANCIALS -- 22.4%
   1,950   Algem Maastch Voor Nijve-Vvpr        $   639,254
  13,650   Cie Belge De Paricip Paribas             518,902
   6,145   Fortis Ag                                985,927
     135   Fortis Ag- Strip Vvpr                         68
   8,900   Gervaert Photo-Producten Nv              617,189
   3,920   Royal Belge                              809,343
      86   Socfinasia                               243,976
     800   Sofina                                   479,124
                                                 ----------
                                                $ 4,293,783
                                                 ----------



RECREATION -- 3.8%
  15,360   Audiofina                            $   721,411
                                                 ----------



RETAILERS -- 9.8%
   1,290   Colruyt Sa                           $   591,641
  12,800   Delhaize Le Ps                           760,548
  11,900   G.I.B. Holdings Ltd                      533,398
                                                 ----------
                                                $ 1,885,587
                                                 ----------


UTILITIES -- 18.2%
   6,420   Electrabel                           $ 1,519,778
   5,670   Powerfin Sa                              866,822
   2,320   Reunies Electrobel & Tractebel         1,080,490
   2,320   Tractebel Put Warrants                    33,640
                                                 ----------
                                                $ 3,500,730
                                                 ----------


MISCELLANEOUS -- 1.8%
   1,980   Ackermans & Van Haaren               $   348,260
                                                 ----------



TOTAL INVESTMENTS
(identified cost, $14,996,515)-- 96.9%          $18,598,362



OTHER ASSETS, LESS LIABILITIES-- 3.1%               586,787
                                                 ----------



NET ASSETS-- 100.0%                             $19,185,149
                                                 ===========






See notes to financial statements

Wright EquiFund -- Britain
Portfolio of Investments as of December 31, 1996



  Shares   Description                              Value

---------------------------------------------------------------------------


BEVERAGES -- 3.3%
  14,700   Cadbury Schweppes Plc                $   124,126
                                                 ----------



CHEMICALS -- 2.9%
  21,700   Allied Colloids Group Plc            $    44,832
   6,200   Allied Colloids Group Rights                 850
   5,500   Laporte Plc                               64,500
                                                 ----------
                                                $   110,182
                                                 ----------


ELECTRONICS -- 5.6%
   6,617   Siebe Plc                            $   122,978
   6,600   Smiths Industries                         90,752
                                                 ----------
                                                $   213,730
                                                 ----------



FINANCIAL -- 8.4%
  14,300   Hsbc Holdings Plc                    $   320,442
                                                 ----------




FOOD -- 7.1%
   8,030   Unigate Plc                          $    57,204
   8,800   Unilever Limited                         213,716
                                                 ----------
                                                $   270,920
                                                ----------



MACHINERY & EQUIPMENT -- 3.4%
  13,633   Halma Plc                            $    44,155
   4,000   Powerscreen Int'L                         38,748
  10,800   Weir Group Plc (The)                      48,143
                                                 ----------
                                                $   131,046
                                                 ----------



METAL PRODUCERS -- 1.1%
   6,900   Antofagasta Hldgs                    $    40,222
                                                 ----------



METAL PRODUCT MANUFACTURERS --  1.9%
   7,600   Johnson Matthey Public Limited       $    71,666
                                                ----------


OIL, GAS & COAL -- 11.5%
   2,900   British-Borneo Petro Syndicate       $    40,423
   4,700   Burmah Castrol Plc                        88,720
  17,800   Shell Trnspt & Trdg                      307,928
                                                 ----------
                                                $   437,071
                                                 ----------



PRINTING & PUBLISHING -- 3.1%
   9,188   Pearson Plc                          $   118,067
                                                 ----------


REAL ESTATE & OTHER FINANCIALS -- 2.8%
   8,800   Cattle's Holdings Plc                $    40,359
   7,859   Provident Financial Plc                   68,045
                                                 ----------
                                                $   108,404
                                                 ----------

RECREATION -- 3.0%
  15,000   Rank Group                           $   112,643
                                                 ----------


RETAILERS -- 10.3%
  19,300   Marks & Spencer Plc Eng              $   162,471
  26,500   Tesco Plc                                161,292
  25,000   Wm Morrison Supermarkets Plc              70,509
                                                 ----------
                                                $   394,272
                                                 ----------

TRANSPORTATION -- 1.2%
   9,400   Christian Salvesen Plc               $    46,254
                                                 ----------



UTILITIES -- 15.8%
  20,888   Cable & Wireless                     $   173,870
  16,600   National Power Plc (New)                 139,173
   3,838   Northern Electric Plc                     42,574
   9,041   Thames Water Plc                          95,330
  35,262   Vodafone Group Plc                       149,328
                                                 ----------
                                                $   600,275
                                                 ----------

MISCELLANEOUS -- 7.7%
  13,100   Reuters Holdings Plc                 $   168,787
   4,000   Watson & Philip Plc                       27,089
  12,233   Wolseley Plc                              97,314
                                                 ----------
                                                $   293,190
                                                 ----------


TOTAL INVESTMENTS
(identified cost, $2,707,104) -- 89.1%          $ 3,392,510


OTHER ASSETS, LESS LIABILITIES -- 10.9%             416,215
                                                 ----------


NET ASSETS -- 100.0%                            $ 3,808,725
                                                ===========






See notes to financial statements

Wright EquiFund -- Germany
Portfolio of Investments as of December 31, 1996



  Shares   Description                              Value

---------------------------------------------------------------------------


APPAREL -- 1.0%
     180   Boss, Hugo                           $   226,389
                                                 ----------

AUTOMOTIVE -- 3.9%
   1,300   Bayerische Motoren Werke AG          $   906,662
                                                 ----------

CHEMICALS -- 17.7%
  28,200   BASF AG German Ord.                  $ 1,086,575
  31,350   Bayer AG                               1,279,675
  12,400   Henkel KGAA                              623,022
  23,400   Hoechst AG                             1,105,739
                                                 ----------
                                                $ 4,095,011
                                                 ----------

CONSTRUCTION -- 3.1%
     885   Dyckerhoff                           $   244,475
   5,780   Heidelberger Zement AG German            467,735
                                                 ----------
                                                $   712,210
                                                 ----------

DIVERSIFIED -- 10.2%
   1,810   M.A.N. AG DM50                       $   438,824
  21,280   Veba AG                                1,231,017
   1,750   Viag AG                                  687,033
                                                 ----------
                                                $ 2,356,874
                                                 ----------

DRUGS -- 7.4%
     480   Altana Ind-Aktien DM50               $   373,767
   9,600   Beiersdorf                               474,852
   6,990   Schering AG                              590,186
     520   Wella AG                                 275,801
                                                 ----------
                                                $ 1,714,606
                                                 ----------

ELECTRONICS -- 8.8%
   5,610   SAP AG                               $   783,978
  23,550   Siemens AG German Ord.                 1,109,766
   3,800   Vossloh AG                               134,612
                                                 ----------
                                                $ 2,028,356
                                                 ----------

FINANCIAL -- 11.4%
  28,600   Commerzbank AG                       $   726,851
  23,240   Deutsche Bank AG                       1,086,094
  27,800   Dresdner Bank AG                         833,006
                                                 ----------
                                                $ 2,645,951
                                                 ----------

FOOD -- 1.6%
     740   Suedzucker Ord.                      $   361,222
                                                 ----------

MACHINERY & EQUIPMENT -- 5.2%
   2,010   Fresenius AG                         $   415,457
     850   Gea Pref Sares                           267,680
     850   Linde AG German Ord.                     519,337
                                                 ----------
                                                $ 1,202,474
                                                 ----------

METAL PRODUCERS -- 2.2%
   1,110   Degussa AG German Ord.               $   502,512
                                                 ----------


METAL PRODUCT MANUFACTURERS -- 1.2%
     590   Buderus                              $   291,453
                                                 ----------


REAL ESTATE & OTHER FINANCIALS -- 11.3%
     790   Allianz AG Holdings Ger. Reg.        $ 1,437,764
     650   Muenchener Rueckerver                  1,182,970
                                                 ----------
                                                $ 2,620,734
                                                 ----------

RETAILERS -- 1.9%
   7,000   Douglas Holding AG                   $   275,268
   2,470   Hornbach AG                              176,601
                                                 ----------
                                                $   451,869
                                                 ----------

UTILITIES -- 6.2%
     440   Rheinelektra DM50                    $   351,771
  25,400   RWE AG                                 1,076,425
                                                 ----------
                                                $ 1,428,196
                                                 ----------

MISCELLANEOUS -- 4.4%
     730   Friedrich Grohe AG VZ                $   201,658
   7,700   Gehe AG                                  492,980
   2,600   Leifheit Ord.                             99,707
   2,100   Rhoen-Klinikum                           219,760
                                                 ----------
                                                $ 1,014,105
                                                 ----------

TOTAL INVESTMENTS
(identified cost, $20,265,171) -- 97.5%         $22,558,624


OTHER ASSETS, LESS LIABILITIES -- 2.5%              579,007
                                                 ----------


NET ASSETS -- 100.0%                            $23,137,631
                                                ===========




See notes to financial statements

Wright EquiFund -- Hong Kong
Portfolio of Investments as of December 31, 1996



  Shares   Description                              Value

------------------------------------------------------------------------------


AEROSPACE -- 1.0%
  114,800  Hong Kong Aircraft Engineering Co.   $   353,254
                                                 ----------


DIVERSIFIED - 4.8%
  242,000  New World Development                $ 1,634,818
                                                 ----------


ELECTRICAL -- 1.4%
  176,000  Johnson Electric Holdings-500        $   486,961
                                                 ----------


FINANCIAL -- 19.1%
  231,887  Bank of East Asia Hong Kong          $ 1,031,342
  137,000  Hang Seng Bank                         1,665,007
  154,200  HSBC Holdings PLC                      3,299,515
   82,200  Wing Lung Bank                           557,955
                                                 ----------
                                                $ 6,553,819
                                                 ----------

REAL ESTATE & OTHER FINANCIALS -- 23.2%
  185,000  Cheung Kong                          $ 1,644,418
  126,000  Guoco Group Ltd.                         705,385
  372,000  Hang Lung Development Co. Ltd.           817,635
  722,000  Henderson Investment Ltd.                863,469
  164,000  Henderson Land Development             1,653,888
  187,000  Sun Hung Kai Properties Ltd.           2,290,807
                                                 ----------
                                                $ 7,975,602
                                                 ----------

RECREATION -- 1.8%
  158,000  Television Broadcasts Ltd.           $   631,224
                                                 ----------


RETAILERS -- 13.8%
  123,666  Dickson Concepts Int'l.              $   463,678
  301,000  Hutchison Whampoa                      2,364,180
  284,000  Jardine Int'l. Motor Holdings            380,038
  291,000  Sime Darby Hong Kong Limited             366,830
  405,000  Wheelock and Co. Ltd.                  1,154,600
                                                 ----------
                                                $ 4,729,326
                                                 ----------

TRANSPORTATION -- 11.4%
  722,000  Cathay Pacific Airways Ltd.          $ 1,138,845
   31,400  China Motor Bus Company                  324,779
  230,800  Kowloon Motor Bus Co. (1933) Ltd.        393,892
  686,000  Shun Tak Holdings Ltd.                   456,772
  168,000  Swire Pacific Ltd. "A"                 1,601,914
                                                 ----------
                                                $ 3,916,202
                                                 ----------


UTILITIES -- 14.8%
  283,000  China Light & Power Co.              $ 1,258,672
  583,800  Hong Kong & China Gas                  1,128,426
  357,000  Hong Kong Electric Holdings Ltd.       1,186,231
  942,000  Hong Kong Telecom                      1,516,310
                                                 ----------
                                                $ 5,089,639
                                                 ----------



MISCELLANEOUS -- 4.8%
  285,000  Citic Pacific Ltd.                   $ 1,654,468
                                                 ----------



TOTAL INVESTMENTS
(identified cost, $26,698,687) -- 96.1%         $33,025,313


OTHER ASSETS, LESS LIABILITIES -- 3.9%            1,340,935
                                                 ----------



NET ASSETS -- 100.0%                            $34,366,248
                                                ===========



See notes to financial statements

Wright EquiFund -- Italian
Portfolio of Investments as of December 31, 1996




  Shares   Description                              Value

------------------------------------------------------------------------------


APPAREL -- 4.5%
  39,500   Benetton SpA                         $   490,076
                                                 ----------



AUTOMOTIVE -- 2.3%
 115,000   Sogefi                               $   253,629
                                                 ----------



CONSTRUCTION -- 3.1%
  54,000   Sirti SpA                            $   331,361
                                                 ----------



DRUGS -- 3.9%
 110,000   Sorin Biomedical SpA                 $   420,659
                                                 ----------


ELECTRICAL -- 1.8%
  14,500   Gewiss SpA                           $   190,978
                                                 ----------


ELECTRONICS -- 2.4%
  95,000   Tecnost SpA                          $   255,252
                                                 ----------


FINANCIAL -- 9.4%
  27,000   Banca Agricola Mantovana             $   202,131
  37,500   Banca Credito Agrario Bresci             244,929
  20.000   Banca Popolare Di Bergamo                329,272
  17,500   Credito Bergamasco Azione No             244,608
                                                 ----------
                                                 $ 1,020,940
                                                ----------


FOOD - 3.9%
 275,000   Parmalat Finanziaria SpA             $   420,152
                                                 ----------


MACHINERY & EQUIPMENT - 0.9%
  42,500   Comau SpA                            $    99,442
                                                 ----------


METAL PRODUCERS -- 1.7%
   8,000   Saes Getters SpA                     $    97,570
   8,000   Saes Getters Pfd                          92,196
                                                 ----------
                                                $   189,766
                                                 ----------


OIL, GAS & COAL - 6.6%
 140,000   Eni SpA                              $   719,407
                                                 ----------


REAL ESTATE & OTHER FINANCIALS -- 11.6%
  64,100   Alleanza Asicurazioni Spa            $   443,993
  43,750   Assicurazione generali Itl               818,703
                                                 ----------
                                                $ 1,262,696
                                                 ----------


RETAILERS - 5.1%
 182,500   Ifil Finanz Di Partecipazoni         $   554,771
                                                 ----------



UTILITIES -- 31.0%
  79,000   Edison SpA                           $   497,515
 295,000   Sondel-Societa Nordelettrica             661,297
 290,000   Stet                                   1,316,411
 345,000   Telicom Italia SpA                       895,160
                                                 ----------
                                                $ 3,370,383
                                                 ----------


MISCELLANEOUS -- 5.7%
 260,000   Autostrade-Con E Cost                $   510,240
  18,000   Industrie Zignagos Margherita            110,359
                                                 ----------
                                                $   620,599
                                                 ----------


TOTAL INVESTMENTS
(identified cost, $9,291,665) -- 93.9%          $10,200,111

OTHER ASSETS, LESS LIABILITIES -- 6.1%              661,070
                                                 ----------

NET ASSETS -- 100.0%                            $10,861,181
                                                ===========







See notes to financial statements

Wright EquiFund -- Japan
Portfolio of Investments as of December 31, 1996


  Shares   Description                              Value
------------------------------------------------------------------------------


BEVERAGES -- 2.3%
  18,000   Chukyo Coca-Cola Bottling Co.        $   163,135
  18,000   Mikuni Coca-Cola Bottling                233,050
                                                 ----------
                                                $   396,185
                                                 ----------



CHEMICALS - 5.4%
  48,000   Bridgestone Corp.                    $   911,484
                                                 ----------



CONSTRUCTION -- 10.6%
  13,000   Chudenko Corp.                       $   374,779
  14,000   Danto Corp.                              136,550
  11,000   Kaneshita Construction                   104,441
  48,000   Nishimatsu Construction Co.              418,454
  31,000   Sumitomo Forestry                        369,255
  15,700   Taihei Dengyo                            155,841
  18,375   Yurtec Corp.                             249,007
                                                 ----------
                                                $ 1,808,327
                                                 ----------




DIVERSIFIED -- 1.0%
  24,000   Toho Real Estate Co. Ltd.            $   163,860
                                                 ----------



DRUGS -- 28.8%
  36,000   Daiichi Pharmaceutical               $   577,964
  17,000   Ono Pharmaceutical                       506,236
  32,000   Sankyo Co. Ltd.                          905,960
  17,150   Santen Pharmaceutical                    355,272
  33,000   Taisho Pharmaceutical Co. Ltd.           777,610
  53,000   Takeda Chem Industries Ltd.            1,111,648
  33,000   Yamanouchi Pharmaceutical                677,916
                                                 ----------
                                                $ 4,912,606
                                                 ----------


ELECTRONICS -- 12.6%
   4,500   Keyence Corp.                        $   555,436
  14,000   Kyocera Corp.                            872,470
  22,000   Murata Mfg. Co. Ltd.                     721,592
                                                 ----------
                                                $ 2,149,498
                                                ----------


MACHINERY & EQUIPMENT -- 3.2%
  21,400   Kurita Water Industries              $   432,230
  11,000   Sansei Yusoki                            121,531
                                                 ----------
                                                $   553,761
                                                 ----------


OIL, GAS & COAL -- 2.6%
  62,000   General Sekiyu K.K.                  $   439,360
                                                 ----------



PRINTING & PUBLISHING -- 6.2%
  49,000   Dai Nippon Printing Co. Ltd.         $   858,573
  25,000   Kyodo Printing Co.                       200,682
                                                 ----------
                                                $ 1,059,255
                                                 ----------


RETAILERS -- 18.3%
  11,600   Familymart                           $   463,580
  24,000   Ito Yokado Co.                         1,044,064
  23,120   Seven Eleven Japan Ltd.                1,353,015
   9,000   York-Benimaru Co. Ltd.                   250,917
                                                 ----------
                                                $ 3,111,576
                                                 ----------


TRANSPORTATION -- 4.0%
 100,000   Nippon Express Co.                   $   685,339
                                                 ----------



MISCELLANEOUS -- 2.1%
  25,000   Inabata & Co.                        $   152,993
  17,000   Wakita & Co.                             205,429
                                                 ----------
                                                $   358,422
                                                 ----------


TOTAL INVESTMENTS
(identified cost, $18,085,952) -- 97.1%         $16,549,673


OTHER ASSETS, LESS LIABILITIES -- 2.9%              491,266
                                                 ----------



NET ASSETS -- 100.0%                            $17,040,939
                                                ===========



See notes to financial statements

Wright EquiFund -- Mexico
Portfolio of Investments as of December 31, 1996



Shares     Description                              Value

----------------------------------------------------------------------------


BEVERAGES -- 7.5%
 290,000   Fomento Economico Mexicano           $   994,159
 131,000   Grupo Continental SA-Ser CP              648,680
                                                 ----------
                                                $ 1,642,839
                                                 ----------


CONSTRUCTION -- 13.6%
 149,000   Apasco SA                            $ 1,021,585
 421,820   Cemex SA - CPO                         1,510,325
 400,000   Grupo Cementos Chihuahua-B               464,195
                                                 ----------
                                                $ 2,996,105
                                                 ----------


DIVERSIFIED -- 14.0%
 230,213   Alfa SA-A                            $ 1,062,499
 169,000   Desc Sociedad de Fomento Indl            922,676
 207,000   Grupo Carso SA*                        1,090,719
                                                 ----------
                                                $ 3,075,894
                                                 ----------


FOOD -- 12.7%
 158,755   Gruma SA                             $   967,527
 180,000   Grupo Industrial Bimbo-Ser A           1,028,441
 631,000   Grupo Industrial Maseca B                799,566
                                                 ----------
                                                $ 2,795,534
                                                 ----------


METAL PRODUCERS -- 4.7%
 331,000   Grupo Mexico SA Ser B*               $ 1,029,647
                                                 ----------


METAL PRODUCT MFRS. -- 3.5%
  49,000   Tubos De Acero                       $   774,568
                                                 ----------


PAPER -- 6.1%
  68,523   Kimberly-Clark de Mexico-B           $ 1,352,886
                                                 ----------


REAL ESTATES & OTHER FINANCIALS -- 5.1%
 538,000   Grupo Financieri Banamex             $ 1,135,292
                                                 ----------


RECREATION -- 4.7%
  81,000   Grupo Televisa SA-Ser CPO*           $ 1,038,725
                                                 ----------


RETAILERS -- 7.7%
  817,000  Cifra SA de CV B*                    $   995,836
  770,000  Controladora Coml Mexicana B*            699,022
                                                 ----------
                                                $ 1,694,858
                                                 ----------


TOBACCO -- 4.9%
 218,000   Empressa La Moderna Ser ACP          $ 1,079,482
                                                 ----------



TRANSPORTATION -- 1.5%
   69,000  Transport Maritima 'A' Shares        $   335,100
                                                 ----------



UTILITIES -- 11.9%
1,595,000  Telefonos de Mexico                  $ 2,628,631
                                                 ----------



MISCELLANEOUS -- 1.6%
  764,000  Grupo Posadas Sa De CV               $   345,332
                                                 ----------


TOTAL INVESTMENTS
(identified cost, $19,508,778) -- 99.5%         $21,924,893


OTHER ASSETS, LESS LIABILITIES -- 0.5%              102,771
                                                 ----------



NET ASSETS -- 100.0%                            $22,027,664
                                                ===========


* Non-income producing security.

See notes to financial statements

Wright EquiFund -- Netherlands
Portfolio of Investments as of December 31, 1996



  Shares   Description                              Value

-----------------------------------------------------------------------------


BEVERAGES -- 5.1%
   2,200   Grolsch N.V.                         $    85,345
   1,690   Heineken N.V.                            299,231
                                                 ----------
                                                $   384,576
                                                 ----------


CHEMICALS -- 4.0%
   2,200   Akzo Dutch Ord.                      $   300,620
                                                 ----------



CONSTRUCTION -- 3.1%
     385   Hollandesche Beton Group N.V.        $    79,782
   3,621   Koninklijke Boskalis                      73,380
     816   Volker Stevin                             76,304
                                                 ----------
                                                $   229,466
                                                 ----------

DIVERSIFIED -- 0.5%
     640   Atag Hlding N.V.                     $    34,685
                                                 ----------


ELECTRONICS -- 6.4%
   5,876   Getronics N.V.                       $   159,565
   8,100   Philips Electronics NV                   328,296
                                                 ----------
                                                $   487,861
                                                 ----------

FINANCIAL -- 4.6%
   5,321   ABN Amro Holdings                    $   346,292
                                                 ----------


FOOD -- 13.2%
   2,721   CSM N.V. Cert.                       $   151,245
   1,223   Nutricia Verenidge Bedrijven             185,882
   3,720   Unilever N.V.                            658,232
                                                 ----------
                                                $   995,359
                                                 ----------


MACHINERY & EQUIPMENT -- 1.7%
   1,204   Oce-Van Der Grinten                  $   130,780
                                                 ----------


METAL PRODUCT MANUFACTURERS -- 2.4%
   1,800   Hunter Douglas N.V.                  $   121,417
   1,209   Twentsche Kabel Holding N.V.              63,002
                                                 ----------
                                                $   184,419
                                                 ----------


OIL, GAS & COAL -- 12.5%
   5,400   Royal Dutch Petroleum Co.            $   947,056
                                                 ----------


PRINTING & PUBLISHING -- 12.5%
  19,600   Elsevier                             $   331,376
   5,240   Telegraf (Holdingsmij) - CVA             110,437
  10,100   Verenigde Nederlandse                    211,111
   2,200   Wolters Kluwer N.V.                      292,340
                                                 ----------
                                                $   945,264
                                                 ----------


REAL ESTATE & OTHER FINANCIALS -- 12.9%
   5,863   Aegon N.V.                           $   373,757
   7,390   Fortis Amev N.V.                         258,870
   9,524   Ing Groep N.V.                           342,981
                                                 ----------
                                                $   975,608
                                                 ----------


RECREATION -- 3.9%
   5,800   Polygram                             $   295,524
                                                 ----------


RETAILERS -- 3.8%
   4,613   Koninklijke Ahold N.V.               $   288,463
                                                 ----------


TEXTILES -- 0.9%
   1,400   Gamma Holding N.V.                   $    67,605
                                                ----------


MISCELLANEOUS -- 4.0%
   2,287   Hagemeyer N.V.                       $   182,870
   2,150   IHC Caland N.V.                          122,868
                                                 ----------
                                                $   305,738
                                                 ----------


TOTAL INVESTMENTS
(identified cost, $5,794,805) -- 91.5%          $ 6,919,316


OTHER ASSETS, LESS LIABILITIES -- 8.5%              646,712
                                                 ----------


NET ASSETS -- 100.0%                            $ 7,566,028
                                                ===========







See notes to financial statements

Wright EquiFund -- Nordic
Portfolio of Investments as of December 31, 1996



  Shares   Description                              Value

------------------------------------------------------------------------------


BEVERAGES -- 3.4%
   3,590   Carlsberg AS - B                     $   242,658
                                                 ----------

CHEMICALS -- 12.9%
  13,450   AGA AB B Free                        $   201,043
     306   Cheminova A/S- "B"                        81,590
     700   Christian Hansen Holding - B              93,798
   7,150   Norsk Hydro                              388,258
   7,050   Perstorp AB - B Shs                      142,572
                                                 ----------
                                                $   907,261
                                                 ----------

CONSTRUCTION -- 6.2%
     290   Icopal                               $    73,803
   6,150   Skanska B Free                           271,725
     720   Superfos AS                               91,097
                                                 ----------
                                                $   436,625
                                                 ----------


DIVERSIFIED -- 8.9%
   3,200   Incentive Ab-B                       $   232,125
   3,150   Kvaerner                                 153,501
   2,960   Orkla A/S-B-Aksjer                       187,677
   4,220   Unitor AS                                 54,308
                                                 ----------
                                                $   627,611
                                                 ----------


DRUGS -- 17.9%
  12,250   Astra AB B Free Shares               $   590,608
     920   Coloplast B A/S                          104,684
   1,650   Novo-Nordisk AS                          311,046
   4,400   Orion A/S-B                              169,385
   1,350   Radiometer A/S -"B"                       80,245
                                                 ----------
                                                $ 1,255,968
                                                 ----------


ELECTRICAL -- 3.1%
   3,750   Electrolux                           $   217,618
                                                 ----------


ELECTRONICS -- 7.3%
  16,500   Ericsson Ab B Free                   $   510,192
                                                 ----------


FINANCIAL -- 3.9%
   9,590   Svenska Handelsbanken - "A"          $   275,450
                                                 ----------


FOOD -- 2.9%
   3,300   Danisco A/S                          $   200,639
                                                 ----------


MACHINERY & EQUIPMENT -- 7.7%
   9,430   Atlas Copco AB A Free                $   228,015
  11,450   Sandvik AB B Fria                        310,416
                                                 ----------
                                                $   538,431
                                                 ----------


OIL, GAS & COAL -- 2.5%
  10,300   Saga Petroleum A/S-A Shs             $   172,965
                                                 ----------



REAL ESTATE & OTHER FINANCIALS -- 5.8%
   2,800   ABB AB B                             $   316,769
   3,100   Om Gruppa AB Free                         93,129
                                                 ----------

                                                $   409,898
                                                 ----------


RETAILERS -- 3.9%
   2,000   Hennes & Mauritz AB B-F              $   276,675
                                                 ----------


UTILITIES -- 6.5%
   6,310   Graningeverkens                      $   114,662
   6,430   Gullspangs Kraft - "B" Free              114,958
  10,600   Sydkraft AB - A Free                     229,898
                                                 ----------

                                                $   459,518
                                                 ----------


MISCELLANEOUS -- 2.9%
   1,603   Sophus Berendsen                     $   206,356
                                                 ----------



TOTAL INVESTMENTS
(identified cost, $5,580,943) -- 95.8%          $ 6,737,865


OTHER ASSETS, LESS LIABILITIES -- 4.2%              293,111
                                                 ----------


NET ASSETS -- 100.0%                            $ 7,030,976
                                                ===========


   At December 31, 1996, the concentration of the Portfolio's investments in the Nordic countries, determined as a percentage of total investments, is as follows: DENMARK - 21.1%, FINLAND - 2.4%, NORWAY - 13.6%, and SWEDEN - 58.7%.


See notes to financial statements

Wright EquiFund -- Switzerland
Portfolio of Investments as of December 31, 1996



Shares     Description                              Value
------------------------------------------------------------------------------


CHEMICALS -- 4.4%
      45   Ems-Chemie Holding AG                $   168,099
      50   Sarna Kunsstof Hldg AG-Reg.               47,254
      60   Siegfried AG-R                            55,988
                                                 ----------

                                                $   271,341
                                                 ----------


CONSTRUCTION -- 5.6%
     360   Holderbank Finan Glaris-B            $   257,124
     360   Sika Finanz AG-Bearer                     86,066
                                                 ----------
                                                $   343,190
                                                 ----------


DRUGS -- 22.7%
     267   Novartis AG-Bearer                   $   305,599
     364   Novartis AG-Reg                          416,894
      85   Roche Holding AG-Genuschein              661,393
                                                 ----------
                                                $ 1,383,886
                                                 ----------


ELECTRICAL -- 7.0%
     230   ABB AG                               $   286,104
     225   Hilti AG-PC                              144,397
                                                 ----------
                                                $   430,501
                                                 ----------


FINANCIAL -- 15.9%
   2,780   CS Holdings Reg SHS                  $   285,581
     110   Baer Hldg. AG-(Br)                       115,301
     320   Schweiz Bankgesellschaft B               280,433
   1,520   Schweizerischer Bankverein               289,010
                                                 ----------
                                                $   970,325
                                                 ----------


FOOD -- 7.9%
      50   Lindt & Spruengli AG-PC              $    82,555
     375   Nestle                                   402,596
                                                 ----------
                                                $   485,151
                                                 ----------


MACHINERY & EQUIPMENT - 2.6%
     140   Nokia Maillefersa SA Bearer          $    54,912
      40   Schweiz Ind. Gesselschaft                101,307
                                                 ----------
                                                $   156,219
                                                 ----------

METAL PRODUCERS - 1.9%
     150   Alusuise-Lonza Holdings              $   117,333
                                                 ----------


REAL ESTATE & OTHER FINANCIALS -- 15.1%
     185   Intershop Holdings-Br                $    93,295
     270   Schw Rueckversicherungs-Reg              288,256
     440   Winterthur Schweiz Vers-R                254,434
   1,040   Zurich Versicherungs-Reg                 289,040
                                                 ----------
                                                $   925,025
                                                 ----------


RETAILERS -- 1.6%
     510   Valora Holding AG                    $    97,542
                                                 ----------


TEXTILES -- 1.4%
     210   Forbo Holdings AG-R                  $    84,722
                                                 ----------


UTILITIES -- 1.3%
     390   Elek-Gesellsc Laufenbourg            $    78,670
                                                 ----------



MISCELLANEOUS -- 9.6%
     160   Kardex B                             $    44,228
     140   Keramik Holding AG Laufen BR              71,020
   1,730   S.M.H. Ag-Reg. 10SFR                     246,866
      90   SGS Soc. Gen. Surveillance-R             221,218
                                                 ----------
                                                $   583,332
                                                 ----------


TOTAL INVESTMENTS
(identified cost, $5,710,944) -- 97.0%          $ 5,927,237

OTHER ASSETS, LESS LIABILITIES -- 3.0%              181,266
                                                  ----------

NET ASSETS -- 100.0%                            $ 6,108,503
                                                 ===========






See notes to financial statements

     Statements of Assets and Liabilities
     December 31, 1996



                                                                                  THE WRIGHT EQUIFUND EQUITY TRUST
                                                                             BELGIUM/
                                                                            LUXEMBOURG         BRITAIN           GERMANY
                                                                              SERIES           SERIES            SERIES
-------------------------------------------------------------------------------------------------------------------------------


   ASSETS:
     Investments --
       Identified cost.................................                    $14,996,515       $ 2,707,104      $20,265,171
       Unrealized appreciation.........................                      3,601,847           685,406        2,293,453
                                                                           -----------       -----------      -----------
         Total value (Note 1A).........................                    $18,598,362       $ 3,392,510      $22,558,624

     Cash..............................................                        508,320           155,860          542,705
     Foreign cash......................................                          3,357                --          112,870
     Receivable for investments sold...................                        511,082                --               --
     Receivable for Fund shares sold...................                         28,270           225,245           21,830
     Receivable from Investment Adviser................                             --             2,410               --
     Dividends receivable..............................                            221            19,019               --
     Tax reclaim receivable............................                         50,773            20,756           30,366
     Deferred organization expenses (Note 1F)..........                          4,628             9,998            9,989
                                                                           -----------       -----------      -----------
         Total Assets..................................                    $19,705,013       $ 3,825,798      $23,276,384
                                                                           -----------       -----------      -----------

   LIABILITIES:
     Payable for investments purchased.................                    $   483,826       $        --      $   112,867
     Payable for Fund shares reacquired................                         25,068             8,415           14,272
     Payable for open forward foreign currency exchange
        contracts (Notes I & 7)........................                          1,204                --               --
     Trustees fees payable.............................                             25                25               25
     Accrued expenses..................................                          9,741             8,633           11,589
                                                                           -----------       -----------      -----------
         Total Liabilities.............................                    $   519,864       $    17,073      $   138,753
                                                                           -----------       -----------      -----------
   NET ASSETS..........................................                    $19,185,149       $ 3,808,725      $23,137,631
                                                                           ============      ============     ============

   NET ASSETS CONSIST OF:
   Paid in capital.....................................                    $15,503,608       $ 3,270,191      $21,577,732
   Accumulated undistributed net realized gain (loss) on
    investment and foreign currency transactions (computed
    on the basis of identified cost)...................                        (16,323)           (2,508)        (784,580)
   Unrealized appreciation of investments and
    translation of assets and liabilities in foreign currencies
    (computed on the basis of identified cost).........                      3,601,327           688,077        2,293,241
   Undistributed net investment income.................                         96,537          (147,035)          51,238
                                                                           -----------       -----------      -----------

     Net assets applicable to outstanding shares.......                    $19,185,149       $ 3,808,725      $23,137,631
                                                                           ============      ============     ============
   SHARES OF BENEFICIAL INTEREST
    OUTSTANDING........................................                      1,433,073           419,188        2,175,651
                                                                           ============      ============     ============
   NET ASSET VALUE, OFFERING PRICE,
    AND REDEMPTION PRICE PER SHARE
    OF BENEFICIAL INTEREST (Note 8)....................                         $13.39             $9.09           $10.63
                                                                           ============      ============     ============



See notes to financial statements

     Statements of Assets and Liabilities
     December 31, 1996



                                                                        THE WRIGHT EQUIFUND EQUITY TRUST

                                                           HONG KONG          ITALIAN           JAPAN            MEXICO
                                                            SERIES            SERIES           SERIES            SERIES
---------------------------------------------------------------------------------------------------------------------------------


   ASSETS:
     Investments --
       Identified cost.................................   $26,698,687      $ 9,291,665       $18,085,952      $19,508,778
       Unrealized appreciation (depreciation)..........     6,326,626          908,446        (1,536,279)       2,416,115
                                                          -----------      -----------       -----------      -----------

         Total value (Note 1A).........................   $33,025,313      $10,200,111       $16,549,673      $21,924,893

     Cash..............................................     1,494,598           41,753           550,471          107,433
     Receivable for investments sold...................            --          613,723                --               --
     Receivable from Investment Adviser................            --           12,193                --               --
     Receivable for Fund shares sold...................        78,845            6,120            34,048           96,650
     Tax reclaim receivable............................            --               --               431               --
     Dividends receivable..............................        62,383               --             8,564               --
     Deferred organization expenses (Note 1F)..........            --           16,876             3,941            8,941
                                                          -----------      -----------       -----------      -----------

         Total Assets..................................   $34,661,139      $10,890,776       $17,147,128      $22,137,917
                                                          -----------      -----------       -----------      -----------

   LIABILITIES:
     Payable for Fund shares reacquired................   $   285,011           14,245            96,431          105,490
     Payable for open forward foreign currency
      exchange contracts (Notes 1I & 7)................            --            4,262                --               --
     Trustees fees payable.............................            25               25                25               25
     Investment Adviser fee payable....................            --              982                --               --
     Distribution fee payable..........................            --            2,994                --               --
     Accrued expenses..................................         9,855            5,857             9,733            4,738
                                                          -----------      -----------       -----------      -----------
         Total Liabilities.............................   $   294,891      $    28,365       $   106,189      $   110,253
                                                          -----------      -----------       -----------      -----------

   NET ASSETS..........................................   $34,366,248      $10,862,411       $17,040,939      $22,027,664
                                                          ============     ============      ============     ============
   NET ASSETS CONSIST OF:
   Paid in capital.....................................   $32,640,233      $10,096,595       $20,302,540      $25,320,826
   Accumulated undistributed net realized loss on
    investment and foreign currency transactions (computed
    on the basis of identified cost)...................    (5,311,906)        (142,214)       (1,724,576)      (5,709,277)
   Unrealized appreciation (depreciation) of investments and
    translation of assets and liabilities in foreign currencies
    (computed on the basis of identified cost).........     6,326,614          908,030        (1,536,425)       2,416,115
   Undistributed (distributions in excess of) net investment
    income.............................................       711,307               --              (600)              --
                                                          -----------      -----------       -----------      -----------

     Net assets applicable to outstanding shares.......   $34,366,248      $10,862,411       $17,040,939      $22,027,664
                                                          ============     ============      ============     ============
   SHARES OF BENEFICIAL INTEREST
    OUTSTANDING........................................     2,086,917        1,017,792         2,135,019        4,093,791
                                                          ============     ============      ============     ============
   NET ASSET VALUE, OFFERING PRICE,
    AND REDEMPTION PRICE PER SHARE
    OF BENEFICIAL INTEREST (Note 8)....................       $16.47            $10.67            $7.98             $5.38
                                                          ============     ============      ============     ============


See notes to financial statements

     Statements of Assets and Liabilities
     December 31, 1996



                                                                                  THE WRIGHT EQUIFUND EQUITY TRUST

                                                                            NETHERLANDS        NORDIC          SWITZERLAND
                                                                              SERIES           SERIES            SERIES
----------------------------------------------------------------------------------------------------------------------------------


   ASSETS:
     Investments --
       Identified cost.................................                    $ 5,794,805       $ 5,580,943      $ 5,710,944
       Unrealized appreciation.........................                      1,124,511         1,156,922          216,293
                                                                           -----------       -----------      -----------

         Total value (Note 1A).........................                    $ 6,919,316       $ 6,737,865      $ 5,927,237

     Cash..............................................                        484,509           246,648          127,953
     Foreign cash......................................                          3,644           106,837               --
     Receivable for Fund shares sold...................                        170,762            66,352            1,500
     Tax reclaim receivable............................                         10,173             1,564           65,398
     Deferred organization expenses (Note 1F)..........                             --             3,941            4,567
     Dividend receivable...............................                          1,172                --               --
     Receivable from Investment Adviser................                          1,925             1,725            4,530
                                                                           -----------       -----------      -----------

         Total Assets..................................                    $ 7,591,501       $ 7,164,932      $ 6,131,185
                                                                           -----------       -----------      -----------

   LIABILITIES:
     Payable for Fund shares reacquired................                    $    16,922       $    13,107      $    12,850
     Payable for investments purchased.................                             --           106,837               --
     Trustees fees payable.............................                             25                25               25
     Accrued expenses..................................                          8,526            13,987            9,807
                                                                           -----------       -----------      -----------

         Total Liabilities.............................                    $    25,473       $   133,956      $    22,682
                                                                           -----------       -----------      -----------

   NET ASSETS..........................................                    $ 7,566,028       $ 7,030,976      $ 6,108,503
                                                                           ============      ============     ============
   NET ASSETS CONSIST OF:
   Paid in capital.....................................                    $ 6,472,630       $ 5,565,496      $ 5,821,498
   Accumulated undistributed net realized gain (loss) on
    investment and foreign currency transactions
    (computed on the basis of identified cost).........                         (4,813)          278,079           73,732
   Unrealized appreciation of investments and
    translation of assets and liabilities in foreign currencies
    (computed on the basis of identified cost).........                      1,124,263         1,157,193          208,867
   Undistributed (distributions in excess of)
     net investment income.............................                        (26,052)           30,208            4,406
                                                                           -----------       -----------      -----------

     Net assets applicable to outstanding shares.......                    $ 7,566,028       $ 7,030,976      $ 6,108,503
                                                                           ============      ============     ============
   SHARES OF BENEFICIAL INTEREST
    OUTSTANDING........................................                        843,777           475,856          563,199
                                                                           ============      ============     ============
   NET ASSET VALUE, OFFERING PRICE,
    AND REDEMPTION PRICE PER SHARE
    OF BENEFICIAL INTEREST (Note 8)....................                          $8.97            $14.78           $10.85
                                                                           ============      ============     ============


See notes to financial statements

     Statements of Operations
     For the Year Ended December 31, 1996



                                                                                  THE WRIGHT EQUIFUND EQUITY TRUST
                                                                             BELGIUM/
                                                                            LUXEMBOURG         BRITAIN           GERMANY
                                                                              SERIES           SERIES            SERIES
--------------------------------------------------------------------------------------------------------------------------------


   INVESTMENT INCOME:
     Income --
       Dividends......................................                   $    562,107      $    381,842      $   334,496
       Less:  Foreign taxes...........................                        (82,342)          (63,419)         (36,625)
                                                                           -----------       -----------      -----------

       Total investment income........................                   $    479,765      $    318,423      $   297,871
                                                                           -----------       -----------      -----------

     Expenses --
       Investment Adviser fee (Note 2)................                   $    131,163      $     53,712      $   150,387
       Administrator fee (Note 2).....................                         17,488             7,162           20,052
       Audit fees.....................................                         11,400            10,900           11,400
       Compensation of Trustees not affiliated with
         the Investment Adviser or Administrator......                            709             1,152              988
       Custodian fee (Note 1E)........................                         50,971            42,330           57,259
       Transfer & dividend disbursing agent fees......                          6,195             3,185            7,061
       Shareholder communication expense..............                          8,253             5,820            9,161
       Distribution expenses (Note 3).................                         43,721            17,905           50,129
       Legal services.................................                            992               992              992
       Registration costs.............................                         12,567            15,071           13,795
       Amortization of organization expense (Note 1F).                          2,209             3,609            3,609
       Printing.......................................                          4,131             3,381            3,381
       Interest expense...............................                             31                65              189
       Miscellaneous..................................                          4,493             7,135            8,961
                                                                           -----------       -----------      -----------
       Total expenses.................................                   $    294,323      $    172,419      $   337,364
                                                                           -----------       -----------      -----------
       Deduct --
         Reduction of Investment Adviser Fee (Note 2).                   $         --      $      2,105      $        --
         Allocation of expenses to Investment Adviser
          (Note 2)....................................                             --             2,410               --
         Reduction of distribution expense by Principal
          Underwriter (Note 3)........................                             --               702               --
         Reduction of custodian fee (Note 1E).........                         23,704            24,246           23,124
                                                                           -----------       -----------      -----------

           Total deducted.............................                   $     23,704      $     29,463      $    23,124
                                                                           -----------       -----------      -----------

         Net expenses.................................                   $    270,619      $    142,956      $   314,240
                                                                           -----------       -----------      -----------

           Net investment income (loss)...............                   $    209,146      $    175,467      $   (16,369)
                                                                           -----------       -----------      -----------


   REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain (loss) on investment and foreign
      currency transactions (identified cost basis)...                   $  1,491,743      $  1,028,628      $  (551,241)
     Change in unrealized appreciation of investments and
      translation of assets and liabilities in
      foreign currencies..............................                      1,531,687            90,482        3,446,304
                                                                           -----------       -----------      -----------

         Net realized and unrealized gain.............                   $  3,023,430      $  1,119,110      $ 2,895,063
                                                                           -----------       -----------      -----------

         Net increase in net assets
           from operations............................                   $  3,232,576      $  1,294,577      $ 2,878,694
                                                                           ============      ============     ============





See notes to financial statements

     Statements of Operations
     For the Year Ended December 31, 1996



                                                                        THE WRIGHT EQUIFUND EQUITY TRUST

                                                           HONG KONG          ITALIAN           JAPAN            MEXICO
                                                            SERIES           SERIES(1)         SERIES            SERIES
--------------------------------------------------------------------------------------------------------------------------------


   INVESTMENT INCOME:
     Income --
       Dividends......................................  $    910,840     $         --      $    136,204      $   391,476
       Less: Foreign taxes............................            --               --           (20,431)              --
                                                          -----------      -----------       -----------      -----------

       Total investment income........................  $    910,840     $         --      $    115,773      $   391,476
                                                          -----------      -----------       -----------      -----------


     Expenses --
       Investment Adviser fee (Note 2)................  $    210,176     $     22,157      $    144,668      $   231,258
       Administrator fee (Note 2).....................        28,023            2,953            19,289           30,835
       Audit fees.....................................        12,600              350            12,600           12,100
       Compensation of Trustees not affiliated with
        the Investment Adviser or Administrator.......         1,653              194               759            1,119
       Custodian fee (Note 1E)........................        80,693           17,190            56,342           56,249
       Transfer & dividend disbursing agent fees......         9,033              918             6,743            9,974
       Shareholder communication expense..............        11,475              286            12,463           19,395
       Distribution expenses (Note 3).................        70,058            7,386            48,541           77,086
       Legal services.................................           950              423               992              992
       Registration costs.............................        14,617            3,360            15,031           18,751
       Amortization of organization expense (Note 1F).            --            1,124             1,856            3,404
       Printing.......................................         3,381               --             3,338            3,338
       Interest expense...............................         7,139               --             6,587           14,933
       Miscellaneous..................................         5,799            2,173             8,129           10,242
                                                          -----------      -----------       -----------      -----------

       Total expenses.................................  $    455,597     $     58,514      $    337,338      $   489,676

       Deduct --
         Reduction of custodian fee (Note 1E).........        53,172           16,190            19,069           56,249
                                                          -----------      -----------       -----------      -----------

         Net expenses.................................  $    402,425     $     42,324      $    318,269      $   433,427
                                                          -----------      -----------       -----------      -----------

           Net investment income (loss)...............  $    508,415     $    (42,324)     $   (202,496)     $   (41,951)
                                                          -----------      -----------       -----------      -----------


   REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain (loss) on investment and foreign
      currency transactions (identified cost basis)...  $    566,477     $   (151,782)     $     12,609      $ 3,797,417
     Change in unrealized appreciation (depreciation) of
      investments and translation of assets and liabilities
      in foreign currencies...........................     6,216,698          908,030        (1,695,909)       2,713,474
                                                          -----------      -----------       -----------      -----------

       Net realized and unrealized gain (loss) .......  $  6,783,175     $    756,248      $ (1,683,300)     $ 6,510,891
                                                          -----------      -----------       -----------      -----------

       Net increase (decrease) in net assets from
        operations....................................  $  7,291,590     $    713,924      $ (1,885,796)     $ 6,468,940
                                                          ============     ============      ============     ============


   (1) For the period from the start of business, September 9, 1996, to December 31, 1996.


See notes to financial statements

     Statements of Operations
     For the Year Ended December 31, 1996



                                                                                  THE WRIGHT EQUIFUND EQUITY TRUST

                                                                            NETHERLANDS        NORDIC          SWITZERLAND
                                                                              SERIES           SERIES            SERIES
--------------------------------------------------------------------------------------------------------------------------------


   INVESTMENT INCOME:
     Income --
       Dividends......................................                   $    230,816      $     85,707      $   172,571
       Less:  Foreign taxes...........................                        (34,631)          (12,856)         (25,871)
                                                                           -----------       -----------      -----------

       Total investment income........................                   $    196,185      $     72,851      $   146,700
                                                                           -----------       -----------      -----------

     Expenses --
       Investment Adviser fee (Note 2)................                   $     52,195      $     37,679      $    55,526
       Administrator fee (Note 2).....................                          6,959             5,024            7,403
       Audit fees.....................................                          8,050             8,300            9,223
       Compensation of Trustees not affiliated with
        the Investment Adviser or Administrator.......                          3,713               759              716
       Custodian fee (Note 1E)........................                         46,761            46,946           39,992
       Transfer & dividend disbursing agent fees......                          2,494             1,813            2,587
       Shareholder communication expense..............                          3,261             5,243            7,981
       Distribution expenses (Note 3).................                         17,348            12,624           18,613
       Legal services.................................                          1,457               992              568
       Registration costs.............................                         14,371            11,603           12,345
       Amortization of organization expense (Note 1F).                             --             1,856            2,159
       Printing.......................................                          3,381             3,381            1,414
       Interest expense...............................                            750               540              486
       Miscellaneous..................................                          4,939             3,310            4,602
                                                                           -----------       -----------      -----------

       Total expenses.................................                   $    165,679      $    140,070      $   163,615
                                                                           -----------       -----------      -----------

       Deduct --
         Reduction of Investment Adviser fee
          (Note 2)....................................                   $      4,216      $     14,494      $     3,944
         Allocation of expenses to Investment Adviser.                          1,925             1,725            4,530
         Reduction of distribution expenses
          by Principal Underwriter (Note 3)...........                          5,104            12,624            1,315
         Reduction of custodian fee (Note 1E).........                         16,011            10,855            5,792
                                                                           -----------       -----------      -----------

         Total deducted...............................                   $     27,256      $     39,698      $    15,581
                                                                           -----------       -----------      -----------

         Net expenses.................................                   $    138,423      $    100,372      $   148,034
                                                                           -----------       -----------      -----------

           Net investment income (loss)...............                   $     57,762      $    (27,521)     $    (1,334)
                                                                           -----------       -----------      -----------


   REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain on investment and foreign currency
      transactions (identified cost basis)............                   $  1,625,807      $    639,128      $   279,574
     Change in unrealized appreciation (depreciation) of
      investments and transactions of assets and liabilities
      in foreign currencies...........................                        596,237           774,974         (224,621)
                                                                           -----------       -----------      -----------

         Net realized and unrealized gain.............                   $  2,222,044      $  1,414,102      $    54,953
                                                                           -----------       -----------      -----------

         Net increase in net assets
          from operations.............................                   $  2,279,806      $  1,386,581      $    53,619
                                                                           ============      ============     ============


See notes to financial statements

     Statements of Changes in Net Assets


                                                                    THE WRIGHT EQUIFUND EQUITY TRUST

                                               BELGIUM/LUXEMBOURG SERIES      BRITAIN SERIES            GERMANY SERIES
                                                 Year Ended Dec. 31         Year Ended Dec. 31        Year Ended Dec. 31
                                                 1996         1995         1996        1995(1)        1996       1995(2)
-------------------------------------------------------------------------------------------------------------------------------


   INCREASE (DECREASE) IN NET ASSETS:

     From operations --
       Net investment income (loss)....... $   209,146  $    209,663  $   175,467  $   311,714  $   (16,369) $   100,527
       Net realized gain (loss)...........   1,491,743       357,022    1,028,628      812,736     (551,241)    (234,821)
       Change in unrealized appreciation
         (depreciation)...................   1,531,687     1,933,707       90,482      597,595    3,446,304   (1,153,063)
                                            ----------    ----------   ----------   ----------   ----------   ----------

         Increase (decrease) in net assets
           from operations................ $ 3,232,576  $  2,500,392  $ 1,294,577  $ 1,722,045  $ 2,878,694  $(1,287,357)

     Distributions to shareholders from
       net investment income..............    (131,084)      (60,821)     (21,078)    (189,522)          --      (89,834)
     Distributions to shareholders from
       net realized gains.................  (1,343,612)     (291,155)  (1,142,102)    (701,234)          --           --
     Undistributed net investment
       income (loss) included in price of shares
       sold and redeemed (Note 1D)........      34,371       (11,411)    (107,867)     (37,601)      20,883       30,450
     Net increase (decrease) from Fund share
       transactions (exclusive of amounts
       allocated to net investment income)
       (Note 4)...........................   2,640,023     1,179,035  (10,146,831)  13,138,338    3,819,094   17,765,701
                                            ----------    ----------   ----------   ----------   ----------   ----------

       Net increase (decrease) in
         net assets.......................$  4,432,274  $  3,316,040  $(10,123,301)$13,932,026  $ 6,718,671   $16,418,960

   NET ASSETS:

     At beginning of year.................  14,752,875    11,436,835   13,932,026           --   16,418,960           --
                                            ----------    ----------   ----------   ----------   ----------   ----------

     At end of year....................... $19,185,149  $ 14,752,875  $ 3,808,725  $13,932,026  $23,137,631  $16,418,960
                                            ==========    ==========   ==========   ==========   ==========   ==========

   UNDISTRIBUTED(DISTRIBUTIONS IN EXCESS OF)
     NET INVESTMENT INCOME
      INCLUDED IN NET ASSETS...........  $   96,537   $    62,393  $  (147,035)  $  (18,591)  $   51,238   $   29,832
                                            ==========    ==========   ==========   ==========   ==========   ==========



   (1) For the period from the start of business, April 20, 1995, to December 31, 1995. (2) For the period from the start of business, April 19, 1995, to December 31, 1995.

See notes to financial statements

     Statements of Changes in Net Assets


                                                                                THE WRIGHT EQUIFUND EQUITY TRUST

                                                                           HONG KONG SERIES           ITALIAN SERIES
                                                                          Year Ended Dec. 31         Year Ended Dec. 31
                                                                           1996         1995              1996(1)
---------------------------------------------------------------------------------------------------------------------------------


   INCREASE  (DECREASE) IN NET ASSETS:

     From operations --
       Net investment income (loss).......                            $   508,415  $ 1,048,754         $   (42,324)
       Net realized gain (loss)...........                                566,477   (3,864,758)           (151,782)
       Change in unrealized appreciation..                              6,216,698    4,520,511             908,030
                                                                       -----------  -----------         -----------

         Increase in net assets
           from operations................                            $ 7,291,590  $ 1,704,507         $   713,924

     Distributions to shareholders from
       net investment income..............                               (411,362)    (384,817)                 --
     Undistributed net investment
       income (loss) included in price of shares
       sold and redeemed (Note 1D)........                                (78,279)      71,707                  --
Net increase from Fund
       share transactions (exclusive of
       amounts allocated to net investment
       income)  (Note 4)..................                              2,164,968    4,329,221          10,148,487
                                                                       -----------  -----------         -----------

       Net increase in net assets.........                            $ 8,966,917  $ 5,720,618         $10,862,411


   NET ASSETS:

     At beginning of year.................                             25,399,331   19,678,713                  --
                                                                       -----------  -----------         -----------

     At end of year.......................                            $34,366,248  $25,399,331         $10,862,411
                                                                      ============  ===========        ============


   UNDISTRIBUTED NET INVESTMENT
    INCOME INCLUDED IN NET ASSETS.........                            $   711,307  $   789,586         $        --
                                                                      ============  ===========        ============



   (1) For the period from the start of business, September 9, 1996, to December 31, 1996.



See notes to financial statements

     Statements of Changes in Net Assets



                                                                                THE WRIGHT EQUIFUND EQUITY TRUST

                                                                             JAPAN SERIES              MEXICO SERIES
                                                                          Year Ended Dec. 31        Year Ended Dec. 31
                                                                           1996         1995         1996        1995
------------------------------------------------------------------------------------------------------------------------------


   INCREASE  (DECREASE) IN NET ASSETS:

     From operations --
       Net investment loss................                            $  (202,496) $  (108,519) $   (41,951) $   (92,142)
       Net realized gain (loss)...........                                 12,609   (1,732,840)   3,797,417   (9,414,919)
       Change in unrealized appreciation
         (depreciation)...................                             (1,695,909)     592,836    2,713,474    6,179,863
                                                                       -----------  -----------  -----------  -----------

         Increase (decrease) in net assets
           from operations................                            $(1,885,796) $(1,248,523) $ 6,468,940  $(3,327,198)

     Distributions to shareholders
       from net realized gains...........                                      --           --           --      (67,814)
     Distributions to shareholders from
       paid-in capital....................                                     --           --           --      (99,000)
     Net increase (decrease) from Fund
       share transactions (exclusive of
       amounts allocated to net investment
       income)  (Note 4)..................                             (2,704,248)  14,226,698   (16,934,318) 22,564,708
                                                                       -----------  -----------  -----------  -----------

       Net increase (decrease) in net assets                          $(4,590,044) $12,978,175  $(10,465,378) $19,070,696

   NET ASSETS:

     At beginning of year.................                             21,630,983    8,652,808   32,493,042   13,422,346
                                                                       -----------  -----------  -----------  -----------

     At end of year.......................                            $17,040,939  $21,630,983  $22,027,664  $32,493,042
                                                                      ============  =========== ============  ===========


   UNDISTRIBUTED(DISTRIBUTIONS IN EXCESS OF)
    NET INVESTMENT INCOME
     INCLUDED IN NET ASSETS...............                            $      (600) $       970   $       --   $  (16,890)
                                                                      ============  =========== ============  ===========


See notes to financial statements

     Statements of Changes in Net Assets


                                                                    THE WRIGHT EQUIFUND EQUITY TRUST

                                                 NETHERLANDS SERIES          NORDIC SERIES          SWITZERLAND SERIES
                                                Year Ended Dec. 31         Year Ended Dec. 31        Year Ended Dec. 31
                                                  1996        1995         1996         1995         1996        1995
--------------------------------------------------------------------------------------------------------------------------


   INCREASE (DECREASE) IN NET ASSETS:

     From operations --
       Net investment income (loss)....... $    57,762  $     (8,423) $   (27,521) $     5,403  $    (1,334) $    50,019
       Net realized gain..................   1,625,807       728,331      639,128       84,767      279,574      233,699
       Change in unrealized appreciation
        (depreciation)....................     596,237       165,219      774,974      433,264     (224,621)     520,123
                                            -----------   -----------  -----------  -----------  -----------  -----------

         Increase in net assets
          from operations................. $ 2,279,806  $    885,127  $ 1,386,581  $   523,434  $    53,619  $   803,841

     Distributions to shareholders from
      net investment income...............          --            --           --      (15,844)          --      (35,313)
     Distributions to shareholders
      from net realized gains............   (1,604,679)     (742,515)     (85,095)          --     (175,251)          --
     Undistributed net investment income
      (loss) included in price of shares
      sold and redeemed (Note 1D).........     (18,321)        1,261        8,773        8,785       (3,843)       (379)
     Net increase (decrease) from Fund
      share transactions (exclusive of
      amounts allocated to net investment
      income)  (Note 4)...................    (308,315)    3,123,046    2,216,412   (5,723,968)  (1,394,277)   3,047,571
                                            -----------   -----------  -----------  -----------  -----------  -----------

         Net increase (decrease)
          in net assets................... $   348,491  $  3,266,919  $ 3,526,671  $(5,207,593) $(1,519,752) $ 3,815,720

   NET ASSETS:

     At beginning of year.................   7,217,537     3,950,618    3,504,305    8,711,898    7,628,255    3,812,535
                                            -----------   -----------  -----------  -----------  -----------  -----------

     At end of year....................... $ 7,566,028  $  7,217,537  $ 7,030,976  $ 3,504,305  $ 6,108,503  $ 7,628,255
                                           ============   =========== ============  =========== ============  ===========
   UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS
    OF)NET INVESTMENT INCOME
    INCLUDED IN NET ASSETS............  $  (26,052)  $    (6,083) $    30,208   $   21,558   $    4,406   $    9,591
                                           ============   =========== ============  =========== ============  ===========




See notes to financial statements

     Financial Highlights



                                                                       THE WRIGHT EQUIFUND EQUITY TRUST
                                                                           BELGIUM/LUXEMBOURG SERIES
                                                                            Year Ended December 31
                                                                        --------------------------------
                                                                        1996         1995        1994(1)
-----------------------------------------------------------------------------------------------------------------------------



   Net asset value -- beginning of year................                $ 12.010     $ 10.240     $ 10.000
                                                                        --------     --------     --------

   Income from Investment Operations:
     Net investment income.............................                $  0.171     $  0.156     $  0.106
     Net realized and unrealized gain..................                   2.334        1.904        0.174
                                                                        --------     --------     --------

       Total income from investment operations.........                $  2.505     $  2.060     $  0.280
                                                                        --------     --------     --------

   Less Distributions:
     From net investment income........................                $ (0.100)    $ (0.050)    $ (0.040)
     From net realized gains on investments............                  (1.025)      (0.240)      --
                                                                        --------     --------     --------

       Total distributions.............................                $ (1.125)    $ (0.290)    $ (0.040)
                                                                        --------     --------     --------

   Net asset value -- end of year......................                $ 13.390     $ 12.010     $ 10.240
                                                                       =========    =========    =========

   Total Return(3).....................................                  20.99%       20.28%        2.81%
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $  19,185    $  14,753    $  11,437
     Ratio of net expenses to average net assets.......                   1.68%(4)     1.76%(4)     1.62%(2)
     Ratio of net investment income to average net assets                 1.20%        1.52%        0.95%(2)
     Portfolio Turnover Rate...........................                      34%          38%          26%
     Average commission rate paid(5) ..................                $  0.4536          --           --

   (1) For the period from start of business, February 15, 1994, to December 31, 1994.
   (2) Annualized.
   (3) Total  investment  return is  calculated  assuming a purchase  at the net asset  value on the first day and a sale at the net asset value on the last day of each period  reported.  Dividends  and  distributions,  if any,  are assumed to be invested at the net asset value on the record date.
   (4) Custodian  fees were reduced by credits  resulting from cash balances the
     Trust  maintained  with the  custodian  (Note 1E). The  computation  of net expenses to average  daily net assets  reported  above is computed  without consideration of such credits, in accordance with reporting  regulations in effect  beginning in 1995. If these credits were  considered,  the ratio of net  expenses to average  daily net assets would have been reduced to 1.55%
     and 1.53% for the years ended December 31, 1996 and 1995, respectively.
   (5) Average  commission  rate paid is computed by dividing  the total  dollar amount of  commissions  paid during the fiscal year by the total  number of shares purchased and sold during the fiscal year on which  commissions were charged.  For fiscal years  beginning on or after September 1, 1995, a Fund is required to disclose its average  commission rate per share for security trades on which commissions are charged.


See notes to financial statements

     Financial Highlights



                                                                       THE WRIGHT EQUIFUND EQUITY TRUST
                                                                                BRITAIN SERIES
                                                                            Year Ended December 31
                                                                       --------------------------------
                                                                        1996                     1995(2)
---------------------------------------------------------------------------------------------------------------------------


   Net asset value -- beginning of year................                $ 10.400                  $ 10.000
                                                                        --------                  --------

   Income from Investment Operations:
     Net investment income.............................                $  0.101                  $  0.213
     Net realized and unrealized gain..................                   2.369                     0.892
                                                                        --------                  --------
       Total income from investment operations.........                $  2.470                  $  1.105
                                                                        --------                  --------

   Less Distributions:
     From net investment income........................                $ (0.020)                 $ (0.150)
     From net realized gains on investments............                  (3.760)                   (0.555)
                                                                        --------                  --------

       Total distributions.............................                $ (3.780)                 $ (0.705)
                                                                        --------                  --------

   Net asset value -- end of year......................                $  9.090                  $ 10.400
                                                                       =========                 =========

   Total Return(3).....................................                  26.67%                    11.10%
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $   3,809                 $  13,932
     Ratio of net expenses to average net assets(1)....                   2.34%(5)                  1.56%(4) (5)
     Ratio of net investment income to average net assets(1)              2.46%                     2.77%(4)
     Portfolio Turnover Rate...........................                     93%                       42%
     Average commission rate paid(6) ..................                $  0.2000                        --

   (1) During the year ended December 31, 1996, the Investment Adviser and the Principal Underwriter reduced their fees, and the Investment Adviser was allocated a portion of operating expenses. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                        1996

   Net investment income per share.....................                $  0.098
                                                                       =========
   Annualized Ratios (As a percentage of average net assets):

     Expenses..........................................                   2.42%
                                                                       =========
     Net investment income.............................                   2.38%
                                                                       =========

   (2) For the period from start of business, April 20, 1995, to December 31, 1995.
   (3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
   (4) Annualized.
   (5) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1E). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 2.00% and 1.24% for the years ended December 31, 1996 and 1995, respectively.
   (6) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.


See notes to financial statements

     Financial Highlights



                                                                       THE WRIGHT EQUIFUND EQUITY TRUST
                                                                                GERMANY SERIES
                                                                            Year Ended December 31
                                                                     ------------------------------------
                                                                        1996                     1995(1)
----------------------------------------------------------------------------------------------------------------------------



   Net asset value -- beginning of year................                $  9.240                  $ 10.000
                                                                        --------                  --------

   Income from Investment Operations:
     Net investment income (loss)......................                $ (0.001)                 $  0.073
     Net realized and unrealized gain (loss)...........                   1.391                    (0.783)
                                                                        --------                  --------
       Total income (loss) from investment operations..                $  1.390                  $ (0.710)


   Less Distributions:
     From net investment income........................                  --                        (0.050)
                                                                        --------                  --------

   Net asset value -- end of year......................                $ 10.630                  $  9.240
                                                                       =========                 =========

   Total Return(2).....................................                  15.04%                    (7.09%)
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $  23,138                 $  16,419
     Ratio of net expenses to average net assets.......                   1.68%(4)                  1.59%(3) (4)
     Ratio of net investment income (loss) to average net
       assets..........................................                  (0.08%)                    0.91%(3)
     Portfolio Turnover Rate...........................                      77%                       18%
     Average commission rate paid(5) ..................                $  0.0198                        --

   (1) For the period from start of business, April 19, 1995, to December 31, 1995.
   (2) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
   (3) Annualized.
   (4) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1E). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.57% and 1.29% for the years ended December 31, 1996 and 1995, respectively.
   (5) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.



See notes to financial statements

     Financial Highlights



                                                                  THE WRIGHT EQUIFUND EQUITY TRUST
                                                                          HONG KONG SERIES
                                                                       Year Ended December 31
                                                          -------------------------------------------------------------
                                                           1996         1995         1994         1993          1992
-----------------------------------------------------------------------------------------------------------------------

   Net asset value -- beginning of year....               $ 13.030     $ 13.020     $ 20.990     $ 11.770     $  10.270
                                                          --------      --------     --------     --------     --------

   Income from Investment Operations:
     Net investment income(1)..............               $  0.182     $  0.368     $  0.678     $  0.426     $   0.330
     Net realized and unrealized gain
      (loss) (3)...........................                  3.458       (0.158)      (8.448)       9.394         1.355
                                                          --------      --------     --------     --------     --------

       Total income (loss)
         from investment operations........               $  3.640     $  0.210     $ (7.770)    $  9.820     $   1.685
                                                          --------      --------     --------     --------     --------

   Less Distributions:
     From net investment income............               $ (0.200)   $ (0.200)    $ (0.200)    $ (0.254)    $  (0.170)
     From net realized gains on investments                     --          --        --           (0.346)       (0.015)
                                                          --------      --------     --------     --------     --------

       Total distributions.................               $  (0.200)   $ (0.200)    $ (0.200)    $ (0.600)    $  (0.185)
                                                          --------      --------     --------     --------     --------

   Net asset value -- end of year..........               $ 16.470     $ 13.030     $ 13.020     $ 20.990     $  11.770
                                                         =========     =========    =========    =========    =========

   Total Return(2) ........................                 27.96%        1.63%      (37.03%)      84.32%        16.33%
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).               $ 34,366     $  25,399    $  19,679    $  16,210    $   3,545
     Ratio of net expenses to average net assets             1.62%(4)     1.59%(4)     1.41%         2.00%         2.00%
     Ratio of net investment income to
       average net assets..................                  1.81%         3.26%        3.93%        3.01%        3.13%
     Portfolio Turnover Rate...............                    65%          100%         131%          76%          39%
     Average commission rate paid(5) ......               $ 0.0095           --           --           --           --

   (1) During certain periods presented, either the Investment Adviser, the Administrator and/or the Principal Underwriter reduced their fees, and the Investment Adviser was allocated a portion of operating expenses. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                                                  1993          1992
--------------------------------------------------------------------------------------------------------------------------

   Net investment income per share.....................                                          $  0.419     $   0.093
                                                                                                 =========    =========
   Annualized Ratios (As a percentage of average net assets):

     Expenses..........................................                                             2.05%         4.25%
                                                                                                 =========    =========
     Net investment income.............................                                             2.96%         0.88%
                                                                                                 =========    =========

   (2) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
   (3) For the years ended December 31, 1995 and 1992, the per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Trust shares and the amounts per share realized and unrealized gains and losses at such times.
   (4) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1E). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.43% and 1.34% for the years ended December 31, 1996 and 1995, respectively.
   (5) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.





See notes to financial statements

     Financial Highlights



                                                                  THE WRIGHT EQUIFUND EQUITY TRUST
                                                                           ITALIAN SERIES
                                                                       Year Ended December 31
                                                                     ---------------------------
                                                                                    1996(1)
-----------------------------------------------------------------------------------------------------------------------------

   Net asset value -- beginning of period..                                         $ 10.000
                                                                                     --------

   Income from Investment Operations:
     Net investment loss...................                                         $ (0.042)
     Net realized and unrealized gain
      on investments.......................                                            0.712
                                                                                     --------

       Total income
         from investment operations........                                         $  0.670
                                                                                     --------

   Net asset value, end of period..........                                         $ 10.670
                                                                                    =========

   Total Return(3).........................                                            6.70%
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                             $  10,861
     Ratio of net expenses to average net assets                                       1.98%(2) (4)
     Ratio of net investment loss to average net assets                               (1.43%)(2)
     Portfolio Turnover Rate...........................                                   24%
     Average commission rate paid(5)...................                             $  0.0145



   (1) For the period from the start of business, September 9, 1996 to December 31, 1996.
   (2) Annualized.
   (3) Total  investment  return is  calculated  assuming a purchase  at the net asset  value on the first day and a sale at the net asset value on the last day of each period  reported.  Dividends  and  distributions,  if any,  are assumed to be invested at the net asset value on the record date.
   (4) Custodian  fees were reduced by credits  resulting from cash balances the
     Trust  maintained  with the  custodian  (Note 1E). The  computation  of net expenses to average  daily net assets  reported  above is computed  without consideration of such credits, in accordance with reporting  regulations in effect  beginning in 1995. If these credits were  considered,  the ratio of net expenses to average daily net assets would have been  reduced to 1.43%
     for the period from the start of  business, September  9, 1996 to December
     31, 1996.
   (5) Average  commission  rate paid is computed by dividing  the total  dollar amount of  commissions  paid during the fiscal year by the total  number of shares purchased and sold during the fiscal year on which  commissions were charged.  For fiscal years  beginning on or after September 1, 1995, a Fund is required to disclose its average  commission rate per share for security trades on which commissions are charged.



See notes to financial statements



     Financial Highlights



                                                                       THE WRIGHT EQUIFUND EQUITY TRUST
                                                                                 JAPAN SERIES
                                                                            Year Ended December 31
                                                                        --------------------------------
                                                                        1996         1995        1994(1)
----------------------------------------------------------------------------------------------------------------------------


   Net asset value -- beginning of year................                $  8.780     $  9.660     $ 10.000
                                                                        --------     --------     --------

   Income from Investment Operations:
     Net investment loss...............................                $ (0.095)    $ (0.045)    $ (0.050)
     Net realized and unrealized loss..................                  (0.705)      (0.835)      (0.170)
                                                                        --------     --------     --------
       Total loss from investment operations...........                $ (0.800)    $ (0.880)    $ (0.220)


   Less Distributions:
     From net realized gains on investments............                  --           --           (0.120)
                                                                        --------     --------     --------

   Net asset value -- end of year......................                $  7.980     $  8.780     $  9.660
                                                                       =========    =========    =========

   Total Return(3).....................................                  (9.11%)      (9.11%)      (2.17%)
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $  17,041    $  21,631    $   8,653
     Ratio of net expenses to average net assets.......                   1.75%(4)     1.81%(4)     1.83% (2)
     Ratio of net investment loss to average net assets                  (1.05%)      (0.67%)      (0.66%)(2)
     Portfolio Turnover Rate...........................                      56%         112%          48%
     Average commission rate paid(5) ..................                $  0.0917           --           --

   (1) For the period from the start of business, February 14, 1994 to December 31, 1994.
   (2) Annualized.
   (3) Total  investment  return is  calculated  assuming a purchase  at the net asset  value on the first day and a sale at the net asset value on the last day of each period  reported.  Dividends  and  distributions,  if any,  are assumed to be invested at the net asset value on the record date.
   (4) Custodian  fees were reduced by credits  resulting from cash balances the
     Trust  maintained  with the  custodian  (Note 1E). The  computation  of net expenses to average  daily net assets  reported  above is computed  without consideration of such credits, in accordance with reporting  regulations in effect  beginning in 1995. If these credits were  considered,  the ratio of net  expenses to average  daily net assets would have been reduced to 1.65%
     and 1.49% for the years ended December 31, 1996 and 1995, respectively.
   (5) Average  commission  rate paid is computed by dividing  the total  dollar amount of  commissions  paid during the fiscal year by the total  number of shares purchased and sold during the fiscal year on which  commissions were charged.  For fiscal years  beginning on or after September 1, 1995, a Fund is required to disclose its average  commission rate per share for security trades on which commissions are charged.


See notes to financial statements

     Financial Highlights



                                                                       THE WRIGHT EQUIFUND EQUITY TRUST
                                                                                 MEXICO SERIES
                                                                            Year Ended December 31
                                                                       ---------------------------------
                                                                       1996(5)       1995        1994(1)
-------------------------------------------------------------------------------------------------------------------------


   Net asset value -- beginning of year................                $  4.220     $  6.480     $ 10.000
                                                                        --------     --------     --------

   Income from Investment Operations:
     Net investment loss...............................                $ (0.012)    $ (0.012)    $ (0.040)
     Net realized and unrealized gain (loss)...........                   1.172       (2.175)      (2.970)
                                                                        --------     --------     --------

       Total income (loss) from investment operations..                $  1.160     $ (2.187)    $ (3.010)
                                                                        --------     --------     --------

   Less Distributions:
     From net realized gains on investments............                $ --         $ (0.030)    $ (0.510)
     In excess of net realized gains on investments....                  --           (0.043)      --
                                                                        --------     --------     --------

       Total distributions.............................                $ --         $ (0.073)    $ (0.510)
                                                                        --------     --------     --------

   Net asset value -- end of year......................                $  5.380     $  4.220     $  6.480
                                                                       =========    =========    =========

   Total Return(3).....................................                  27.49%      (33.37%)     (30.91%)
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $  22,028    $  32,493    $  13,422
     Ratio of net expenses to average net assets.......                   1.59%(4)     1.72%(4)     1.38% (2)
     Ratio of net investment loss to average net assets                  (0.14%)      (0.41%)      (0.98%)(2)
     Portfolio Turnover Rate...........................                      63%         110%          85%
     Average commission rate paid(5) ..................                $  0.0045          --           --

   (1) For the period from the start of business, August 2, 1994 to December 31, 1994.
   (2) Annualized.
   (3) Total  investment  return is  calculated  assuming a purchase  at the net asset  value on the first day and a sale at the net asset value on the last day of each period  reported.  Dividends  and  distributions,  if any,  are assumed to be invested at the net asset value on the record date.
   (4) Custodian  fees were reduced by credits  resulting from cash balances the
     Trust  maintained  with the  custodian  (Note 1E). The  computation  of net expenses to average  daily net assets  reported  above is computed  without consideration of such credits, in accordance with reporting  regulations in effect  beginning in 1995. If these credits were  considered,  the ratio of net  expenses to average  daily net assets would have been reduced to 1.41%
     and 1.39% for the years ended December 31, 1996 and 1995, respectively.
   (5) Average  commission  rate paid is computed by dividing  the total  dollar amount of  commissions  paid during the fiscal year by the total  number of shares purchased and sold during the fiscal year on which  commissions were charged.  For fiscal years  beginning on or after September 1, 1995, a Fund is required to disclose its average  commission rate per share for security trades on which commissions are charged.



See notes to financial statements

     Financial Highlights



                                                                  THE WRIGHT EQUIFUND EQUITY TRUST
                                                                         NETHERLANDS SERIES
                                                                       Year Ended December 31
                                                          ---------------------------------------------------------------
                                                           1996         1995         1994        1993(2)        1992
-------------------------------------------------------------------------------------------------------------------------

   Net asset value -- beginning of year....               $  8.590     $  8.100     $ 10.020     $  8.460     $   9.420
                                                          --------      --------     --------     --------     --------

   Income from Investment Operations:
     Net investment income (loss)(1).......               $  0.047     $ (0.004)    $ (0.060)    $ (0.015)    $   0.108
     Net realized and unrealized gain
      (loss)...............................                  2.943        1.490        1.150        1.655        (0.958)
                                                          --------      --------     --------     --------     --------

       Total income (loss)
         from investment operations........               $  2.990     $  1.486     $  1.090     $  1.640     $  (0.850)
                                                          --------      --------     --------     --------     --------

   Less Distributions:
     From net investment income............               $ --         $    --      $ (0.020)    $ (0.080)    $  (0.110)
     From net realized gains on investments                 (2.610)      (0.996)      (2.990)        --           --
                                                          --------      --------     --------     --------     --------

     Total distributions...................               $ (2.610)    $ (0.996)    $ (3.010)    $ (0.080)    $  (0.110)
                                                          --------      --------     --------     --------     --------

   Net asset value -- end of year..........               $  8.970     $  8.590     $  8.100     $ 10.020     $   8.460
                                                         =========     =========    =========    =========    =========
   Total Return(3) ........................                 36.56%       18.84%       11.68%       19.52%        (9.18%)
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).               $  7,566     $   7,218    $   3,951    $   8,753    $     165
     Ratio of net expenses to average net assets(1)         2.22%(4)       2.26%(4)     1.93%         2.00%        2.00%
     Ratio of net investment income (loss) to
       average net assets(1)...............                  0.83%       (0.13%)       0.13%       (0.16%)        1.26%
     Portfolio Turnover Rate...............                   124%           87%         101%          47%          69%
     Average commission rate paid(5) ......               $ 0.1882           --           --           --           --

   (1) During certain periods presented, either the Investment Adviser, the Administrator and/or the Principal Underwriter reduced their fees, and the Investment Adviser was allocated a portion of operating expenses. Had such actions not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                           1996         1995                     1993(2)        1992
                                                         --------------------------------------------------------------

   Net investment income (loss) per share..               $  0.038     $ (0.018)                 $ (0.085)    $  (2.481)
                                                         =========     =========                 =========    =========
   Annualized Ratios (As a percentage of average net assets):

     Expenses..............................                  2.38%        2.45%                     2.75%        32.21%
                                                         =========     =========                 =========    =========
     Net investment income (loss)..........                  0.67%       (0.58%)                   (0.91%)      (28.95%)
                                                         =========     =========                 =========    =========


   (2) Certain of the per share data are based on average shares outstanding.
   (3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
   (4) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1E). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.99% and 2.00% for the years ended December 31, 1996 and 1995, respectively.
   (5) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.



See notes to financial statements

     Financial Highlights



                                                                       THE WRIGHT EQUIFUND EQUITY TRUST
                                                                                 NORDIC SERIES
                                                                            Year Ended December 31
                                                                     -------------------------------------
                                                                        1996         1995        1994(2)
-----------------------------------------------------------------------------------------------------------------------------


   Net asset value -- beginning of year................                $ 11.330     $  9.500     $ 10.000
                                                                        --------     --------     --------

   Income from Investment Operations:
     Net investment income (loss) (1)..................                $ (0.064)    $  0.072     $ (0.012)
     Net realized and unrealized gain (loss)...........                   3.694        1.808       (0.118)
                                                                        --------     --------     --------

       Total income (loss)
         from investment operations....................                $  3.630     $  1.880     $ (0.130)
                                                                        --------     --------     --------

   Less Distributions:
     From net investment income........................                $ --         $ (0.050)    $    --
     In excess of net realized gain on investments.....                  (0.180)        --         (0.366)
     From paid-in capital..............................                  --             --         (0.004)
                                                                        --------     --------     --------

     Total distributions...............................                $ (0.180)    $ (0.050)    $ (0.370)
                                                                        --------     --------     --------

   Net asset value -- end of year......................                $ 14.780     $ 11.330     $  9.500
                                                                       =========    =========    =========

   Total Return(4).....................................                  32.09%       19.80%       (1.19%)
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $  7,031    $   3,504    $   8,712
     Ratio of net expenses to average net assets(1)....                   2.21% (5)    2.24%(5)     1.78% (3)
     Ratio of net investment income (loss) to average net assets(1)      (0.55%)       0.15%       (0.35%)(3)
     Portfolio Turnover Rate...........................                      78%         94%           33%
     Average commission rate paid(6) ..................                $  0.1131          --           --

   (1) During the years ended December 31, 1996 and 1995, the Investment Adviser and the Principal Underwriter reduced their fees and the Investment Adviser was allocated a portion of operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                                        1996         1995

   Net investment loss per share.......................                $ (0.130)    $ (0.523)
                                                                       =========    =========
   Annualized Ratios (As a percentage of average net assets):

     Expenses..........................................                   2.78%        3.25%
                                                                       =========    =========
     Net investment loss...............................                  (1.12%)      (1.09%)
                                                                       =========    =========

   (2) For the period from the start of business, February 14, 1994 to December 31, 1994.
   (3) Annualized.
   (4) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
   (5) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1E). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.99% and 2.00% for the years ended December 31, 1996 and 1995, respectively.
   (6) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

See notes to financial statements

     Financial Highlights



                                                                       THE WRIGHT EQUIFUND EQUITY TRUST
                                                                              SWITZERLAND SERIES
                                                                            Year Ended December 31
                                                                      ------------------------------------
                                                                        1996         1995        1994(2)
---------------------------------------------------------------------------------------------------------------------------


   Net asset value -- beginning of year................                $ 11.100     $  9.430     $ 10.000
                                                                        --------     --------     --------

   Income from Investment Operations:
     Net investment income (loss)(1)...................                $ (0.006)    $  0.060     $  0.075
     Net realized and unrealized gain (loss)...........                   0.066        1.660       (0.595)
                                                                        --------     --------     --------
       Total gain (loss) from investment operations....                $  0.060     $  1.720     $ (0.520)


   Less Distributions:
     From net realized gains on investments............                  (0.310)      (0.050)      (0.050)
                                                                        --------     --------     --------

   Net asset value -- end of year......................                $ 10.850     $ 11.100     $  9.430
                                                                       =========    =========    =========

   Total Return(4).....................................                   0.54%       18.35%       (5.19%)
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $   6,109    $   7,628    $   3,813
     Ratio of net expenses to average net assets(1)....                   2.08% (5)     2.26%(5     2.00%(3)
     Ratio of net investment income (loss) to average net
       assets(1).......................................                  (0.02%)        0.72%       0.49%(3)
     Portfolio Turnover Rate...........................                     55%           95%         94%
     Average commission rate paid(6) ..................                $  1.8608           --          --

   (1) During certain periods presented, the Investment Adviser and/or the Principal Underwriter reduced their fees. Had such actions not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                                        1996         1995        1994(2)
--------------------------------------------------------------------------------------------------------------

   Net investment income (loss) per share..............                $ (0.045)    $  0.027     $  0.063
                                                                       =========    =========    =========
   Annualized Ratios (As a percentage of average net assets):

     Expenses..........................................                   2.21%        2.39%        2.08%(3)
                                                                       =========    =========    =========
     Net investment income (loss)......................                  (0.15%)       0.32%        0.41%(3)
                                                                       =========    =========    =========

   (2) For the period from the start of business, February 14, 1994 to December 31, 1994.
   (3) Annualized.
   (4) Total  investment  return is  calculated  assuming a purchase  at the net asset  value on the first day and a sale at the net asset value on the last day of each period  reported.  Dividends  and  distributions,  if any,  are assumed to be invested at the net asset value on the record date.
   (5) Custodian  fees were reduced by credits  resulting from cash balances the
     Trust  maintained  with the  custodian  (Note 1E). The  computation  of net expenses to average  daily net assets  reported  above is computed  without consideration of such credits, in accordance with reporting  regulations in effect  beginning in 1995. If these credits were  considered,  the ratio of net  expenses to average  daily net assets would have been reduced to 2.00%
     for both years ended December 31, 1996 and 1995.
   (6) Average  commission  rate paid is computed by dividing  the total  dollar amount of  commissions  paid during the fiscal year by the total  number of shares purchased and sold during the fiscal year on which  commissions were charged.  For fiscal years  beginning on or after September 1, 1995, a Fund is required to disclose its average  commission rate per share for security trades on which commissions are charged.



See notes to financial statements

Notes to Financial Statements


(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright EquiFund Equity Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Trust presently consists of ten active diversified series (Funds), Wright EquiFund -- Belgium/Luxembourg (Belgium/Luxembourg series); Wright EquiFund -- Britain (Britain series); Wright EquiFund -- Germany (Germany series); Wright EquiFund -- Hong Kong (Hong Kong series); Wright EquiFund -- Italian (Italian series); Wright EquiFund -- Japan (Japan series); Wright EquiFund -- Mexico (Mexico series); Wright EquiFund -- Netherlands (Netherlands series); Wright EquiFund -- Nordic (Nordic series); and Wright EquiFund -- Switzerland (Switzerland series). The Trust also has nine inactive series. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations -- Securities, including foreign securities, listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices, if those prices are deemed to be representative of market values at the close of business. Securities traded on more than one U.S. or foreign securities exchange are valued at the last sale price on the exchange representing the principal market for such securities, if those prices are deemed to be representative of market values at the close of business. Securities traded over-the-counter, unlisted securities and listed securities for which closing sale prices are not available are valued at the mean between latest bid and asked prices or, if such bid and asked prices are not available, at prices supplied by a pricing agent, unless such prices are deemed not to be representative of market values at the close of business. Securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business and other assets are appraised at their fair value as determined in good faith according to guidelines established by the Trustees of the Trust. Short-term obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

B. Foreign Currency Translation -- Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

C. Taxes -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income tax is necessary. At December 31, 1996, the Trust, for federal income tax purposes, had a capital loss carryover of $767,352 for the Germany series, $5,243,895 for the Hong Kong series, $5,516,594 for the Mexico series and $1,460,778 for the Japan series, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective Fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

Dec.      Germany    Hong Kong     Mexico       Japan
-------------------------------------------------------------

2002        --       $666,114        --          --
2003      $27,166   $4,577,781   $5,516,594  $1,460,778
2004     $740,186       --           --          --
-------------------------------------------------------------
     At December 31, 1996, net capital losses of $137,703 for the Italian series and $83,100 for Mexico series attributable to security transactions incurred after October 31, 1996 are treated as arising on the first day of the Fund's next taxable year.

     Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

D.  Equalization  --  The  Trust  follows  the  accounting   practice  known  as
equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares, on a per-share basis, equivalent to the amount of undistributed net investment income on the date of the transaction is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

E. Expense Reduction -- The Fund has entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statements of Operations.

F. Deferred Organization Expenses -- Costs incurred by the Trust in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years from commencement of operations of each series.

G. Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

H. Distributions -- Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in only temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     During the year ended December 31,1996, the following amounts were reclassed due to differences between book and tax accounting created primarily by the unavailability of a tax benefit for operating loss and character reclassifications between net investment income and net realized capital gains.

                         Accumulated Undistrib-
                         uted Net Realized Gain
                         (Loss) on Investment         Undistributed
                Paid-In   and Foreign Currency       Net Investment
                Capital    Transactions               Income (Loss)
-------------------------------------------------------------------

Belgium         217,969      (139,680)              (78,289)
Britain         178,839        (3,873)             (174,966)
Germany         (18,875)        1,983                16,892
Hong Kong        95,741         1,312               (97,053)
Italian         (51,892)        9,568                42,324
Japan          (212,644)       11,718               200,926
Mexico         (130,958)       72,117                58,841
Netherlands      66,926        (7,516)              (59,410)
Nordic          (33,077)        5,679                27,398
Switzerland      (1,532)        1,540                    (8)
--------------------------------------------------------------------

The changes had no effect on the net assets per share.

I. Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes in connection with purchases and sales of securities denominated in foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

J. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service (Wright) to perform investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of each series' average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 1996, the effective annual rate was 0.75% for all Series. To enhance the net income of the Britain, Netherlands, Nordic and Switzerland Series, Wright reduced its management fee by $2,105, $4,216, $14,494 and $3,944, respectively. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of each series' average daily net assets, which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 1996, the effective annual rate was 0.10% for all series.

     Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not affiliated with Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.


(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the Funds will pay Wright Investors' Service Distributors Inc. (Principal Underwriter), a subsidiary of Wright, an annual rate of 0.25% of each series' average daily net assets for activities primarily intended to result in the sale of each series' shares. For the year ended December 31, 1996, the Principal Underwriter reduced its fees to the Britain, Netherlands, Nordic and Switzerland Series by $702, $5,104, $12,624 and $1,315, respectively.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares for the periods ended were as follows:

                                                         Year Ended                       Year Ended
                                                      December 31, 1996                December 31, 1995
                                                  ------------------------          -----------------------
                                                   Shares         Amount             Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------


BELGIUM/LUXEMBOURG SERIES
   Sales                                          584,173     $  7,619,405            928,016   $ 10,410,352
   Issued to shareholders in payment
     of distributions declared                    111,259        1,453,384             29,949        345,335
   Redemptions                                   (490,375)      (6,432,766)          (847,368)    (9,576,652)
                                                 ---------    ------------           ---------  ------------

       Net Increase                               205,057     $  2,640,023             110,597  $  1,179,035
                                                ==========    =============         ==========  =============


BRITAIN SERIES(1)
   Sales                                          264,652     $  2,847,337          1,951,985   $ 19,839,372
   Issued to shareholders in payment
     of distributions declared                    126,746        1,051,808             87,576        883,342
   Redemptions                                 (1,312,055)     (14,045,976)          (699,716)    (7,584,376)
                                                 ---------    ------------           ---------  ------------

       Net Increase (Decrease)                   (920,657)    $(10,146,831)         1,339,845   $ 13,138,338
                                                ==========    =============         ==========  =============


GERMANY SERIES(2)
   Sales                                        1,125,043     $ 10,956,494          2,186,344   $ 21,785,141
   Issued to shareholders in payment
     of distributions declared                          1               12              9,849         88,544
   Redemptions                                   (726,070)      (7,137,412)          (419,516)    (4,107,984)
                                                 ---------    ------------           ---------  ------------

     Net Increase                                 398,974     $  3,819,094          1,776,677   $ 17,765,701
                                                ==========    =============         ==========  =============


HONG KONG SERIES
   Sales                                        2,956,048     $ 40,005,914         11,282,631   $136,417,382
   Issued to shareholders in payment
     of distributions declared                     24,389          384,612             28,862        339,619
   Redemptions                                 (2,843,413)     (38,225,558)       (10,873,290)  (132,427,780)
                                                 ---------    ------------           ---------  ------------

     Net Increase                                 137,024     $  2,164,968            438,203   $  4,329,221
                                                ==========    =============         ==========  =============





(1) For the period from the start of business, April 20, 1995, to December 31, 1995. (2) For the period from the start of business, April 19, 1995, to December 31, 1995.




ITALIAN SERIES
   Sales                                        1,129,779     $ 11,292,719                 --   $         --
   Redemptions                                   (111,987)      (1,144,232)                --             --
                                                 ---------    ------------           ---------  ------------

       Net Increase                             1,017,792     $ 10,148,487                 --   $         --
                                                ==========    =============         ==========  =============


JAPAN SERIES
   Sales                                        1,936,498     $ 16,962,898          5,210,094   $ 46,542,960
   Issued to shareholders in payment
     of distributions declared                         --               --                121          1,140
   Redemptions                                 (2,264,122)     (19,667,146)        (3,643,659)   (32,317,402)
                                                 ---------    ------------           ---------  ------------

       Net Increase (Decrease)                   (327,624)    $ (2,704,248)          1,566,556  $ 14,226,698
                                                ==========    =============         ==========  =============


MEXICO SERIES
   Sales                                        8,030,684     $ 40,764,497         19,209,779   $ 84,533,525
   Issued to shareholders in payment
     of distributions declared                         27              177             40,963        129,034
   Redemptions                                (11,639,808)     (57,698,992)       (13,619,950)   (62,097,851)
                                                 ---------    ------------           ---------  ------------

       Net Increase (Decrease)                 (3,609,097)    $(16,934,318)         5,630,792   $ 22,564,708
                                                ==========    =============         ==========  =============


NETHERLANDS SERIES
   Sales                                          957,002     $  9,673,567          1,330,209   $ 12,016,616
   Issued to shareholders in payment
     of distributions declared                    178,364        1,503,615             86,191        731,225
   Redemptions                                 (1,131,432)     (11,485,497)        (1,064,497)    (9,624,795)
                                                 ---------    ------------           ---------  ------------

       Net Increase (Decrease)                      3,934     $   (308,315)           351,903   $  3,123,046
                                                ==========    =============         ==========  =============


NORDIC SERIES
   Sales                                          538,936     $   7,070,054           474,832   $  4,958,738
   Issued to shareholders in payment
     of distributions declared                      5,676           81,338              1,372         15,001
   Redemptions                                   (378,056)      (4,934,980)        (1,083,870)   (10,697,707)
                                                 ---------    ------------           ---------  ------------

       Net Increase (Decrease)                     166,556    $  2,216,412           (607,666)  $ (5,723,968)
                                                ==========    =============         ==========  =============


SWITZERLAND SERIES
   Sales                                          325,732     $  3,661,015          1,486,951   $ 15,834,863
   Issued to shareholders in payment
     of distributions declared                     15,805          171,326              3,123         33,417
   Redemptions                                   (465,629)      (5,226,618)        (1,206,939)   (12,820,709)
                                                 ---------    ------------           ---------  ------------

       Net Increase (Decrease)                   (124,092)    $ (1,394,277)           283,135   $  3,047,571
                                                ==========    =============         ==========  =============


(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the year ended December 31,1996, were as follows:


                            Purchases        Sales                                   Purchases        Sales
-----------------------------------------------------------------------------------------------------------------------

Belgium/Luxembourg         $ 6,487,441   $ 5,701,222      Japan                     $10,481,505   $13,554,093
Britain                      5,957,238    16,892,331      Mexico                     17,941,941    30,001,727
Germany                     17,126,661    14,918,640      Netherlands                 7,857,429    10,283,981
Hong Kong                   19,765,093    17,590,074      Nordic                      5,540,990     3,681,254
Italian                     11,725,129     2,291,248      Switzerland                 3,952,464     6,031,853

-----------------------------------------------------------------------------------------------------------------------



(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and gross and net unrealized appreciation/depreciation of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

                                                               Gross             Gross         Net Unrealized
                                         Aggregate          Unrealized        Unrealized        Appreciation
   SERIES                                  Cost            Appreciation  -   Depreciation   = ( Depreciation )
-------------------------------------------------------------------------------------------------------------------


   BELGIUM/LUXEMBOURG                  $  15,012,836       $  4,024,229  -- $    438,703    =  $  3,585,526
                                       ==============                                          ==============
   BRITAIN                             $   2,709,612       $    683,104  -- $        206    =  $    682,898
                                       ==============                                          ==============
   GERMANY                             $  20,282,399       $  2,904,144  -- $    627,919    =  $  2,276,225
                                       ==============                                          ==============
   HONG KONG                           $  26,766,698       $  6,740,465  -- $    481,849    =  $  6,258,616
                                       ==============                                          ==============
   ITALIAN                             $   9,296,177       $  1,061,936  -- $    158,002    =  $    903,934
                                       ==============                                          ==============
   JAPAN                               $  18,349,750       $    466,293  -- $  2,266,370    =  $ (1,800,077)
                                       ==============                                          ==============
   MEXICO                              $  19,618,360       $  3,082,564  -- $    776,031    =  $  2,306,533
                                       ==============                                          ==============
   NETHERLANDS                         $   5,799,618       $  1,211,643  -- $     91,945    =  $  1,119,698
                                       ==============                                          ==============
   NORDIC                              $   5,594,605       $  1,148,645  -- $      5,385    =  $   1,143,260
                                       ==============                                          ==============
   SWITZERLAND                         $   5,735,549       $    433,216  -- $    241,528    =  $     191,688
                                       ==============                                          ==============


(7)  FINANCIAL INSTRUMENTS

     The Funds regularly trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.


     As of December 31, 1996, the Belgium and Italian Series had the following forward foreign currency exchange contracts open:


SALES

  Settlement                            Contracts         In Exchange For       Contracts     Net Unrealized
     Date                               to Deliver      (in U. S. Dollars)      at Value       Depreciation
-------------------------------------------------------------------------------------------------------------------

   01/08/97       Belgian Franc         16,213,830           $ 511,386         $ 505,734         $ (5,652)
   01/03/97       Italian Lira          25,410,750              16,731            16,590             (141)
   01/07/97       Italian Lira          29,645,875              19,515            19,341             (174)
   01/08/97       Italian Lira         109,577,650              72,129            71,901             (228)
   01/14/97       Italian Lira         639,005,625             420,484           416,765           (3,719)
                                       -----------         -----------       -----------       -----------

                  TOTAL                819,853,730          $1,040,245        $1,030,331          $(9,914)
                                        ==========          ==========         =========         =========



PURCHASES

  Settlement                            Contracts         In Exchange For       Contracts     Net Unrealized
     Date                               to Receive      (in U. S. Dollars)      at Value       Depreciation
-------------------------------------------------------------------------------------------------------------------------

   01/08/97       Belgian Franc         12,759,919           $402,449           $398,001          $4,448
                                                            ==========          =========         ======


At December 31, 1996, the Belgium and Italian Series had sufficient cash and/or securities to cover any commitments under these contracts.


(8)  CONTINGENT DEFERRED
     SALES CHARGE (CDSC)

     Effective January 1, 1996, shares that are redeemed in the first 30 days after purchase will be subject to a contingent deferred sales charge at the rate of one-and-one-half percent of redemption proceeds exclusive of all reinvestments and capital appreciation in the account. This redemption fee will be paid by the redeeming shareholder to, and retained by, the respective Fund.

No contingent deferred sales charge is imposed on exchanges for shares of other funds in the Wright EquiFund Equity Trust which are distributed with a contingent deferred sales charge. For the year ended December 31, 1996, the following amounts of CDSC were paid by shareholders to the Funds:

     Fund                               CDSC Fee
    ------                             ---------
     Belgium/Luxembourg                  $ 4,025
     Britain                               3,038
     Germany                               1,373
     Hong Kong                            62,599
     Italy                                    82
     Japan                                15,119
     Mexico                              103,221
     Netherlands                          11,857
     Nordic                                9,789
     Switzerland                           3,053


(9)   RISKS ASSOCIATED WITH
      FOREIGN INVESTMENTS

     Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Trust's assets. The Trust may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

Independent Auditors' Report



To the Trustees and Shareholders of
The Wright EquiFund Equity Trust:

       We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Wright EquiFund Equity Trust (the Trust) (comprising, respectively, of Belgium/Luxembourg, Britain, Germany, Hong Kong, Italian, Japan, Mexico, Netherlands, Nordic, and Switzerland Series) as of December 31, 1996 and the related statements of operations for the year then ended, and the statements of changes in net assets for the years ended December 31, 1996 and 1995 and the financial highlights for each of the years in the five-year period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Series constituting The Wright EquiFund Equity Trust as of December 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 31, 1997



EquiFund
THE WRIGHT EQUIFUND
EQUITY TRUST


Annual Report

Officers and Trustees of the Funds

Peter M. Donovan, President and Trustee
H. Day Brigham, Jr., Vice President , Secretary and Trustee
A. M. Moody III, Vice President and Trustee
Judith R. Corchard, Vice President
Winthrop S. Emmet, Trustee
Leland Miles, Trustee
Lloyd F. Pierce, Trustee
Raymond Van Houtte, Trustee
James L. O'Connor, Treasurer
William J. Austin, Jr., Assistant Treasurer

Administrator

Eaton Vance Management
24 Federal Street
Boston, Massachusetts 02110

Investment Adviser

Wright Investors' Service
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

Principal Underwriter

Wright Investors' Service Distributors, Inc.
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

Custodian

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

Transfer and Dividend Disbursing Agent

First Data Investor Services Group
Wright Managed Investment Funds
P.O. Box 5123
Westborough, Massachusetts 01581-5123

Independent Auditors

Deloitte & Touche LLP
125 Summer Street
Boston, Massachusetts 02110


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.